Exhibit 10.32

*** Text Omitted and Filed Separately

Confidential Treatement Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 17 C.F.R. 24b-2

PREMIER PURCHASING PARTNERS, L.P.

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

COVER SHEET

1.	The “Parties” to this Group Purchasing Agreement are:
	Premier Purchasing Partners, L.P.	Masimo Americas, Inc.
	(“Purchasing Partners”)	(Seller)

	2320 Cascade Pointe Boulevard	40 Parker
	Charlotte, NC 28208	Irvine, CA

	Attention: Group Vice President, Sourcing	Attention:	Jim Beyer, Vice President, National Accts. and Alternate Care
	704.357.0022 704.357.6611 (Fax)	949-297-7011	(Phone)	949-297-7099	(Fax)
Contract Mgr/Director: Rosanna Rumbough
2.	Product Category:	Pulse Oximetry Devices
3.	Effective Date:	6/1/2009
4.	Expiration Date:	5/31/2012
5.	Term of Agreement (months):	36 Months
6.	Guaranteed Delivery Time Period (days):	7-10 business days		(Section 6.5)
7.	Purchasing Partners Administrative Fee:	[. . . *** . . .]		(Section 10.1)
8.	Large Order Dollar Threshold:	N/A
9.	Administrative Fee Payment Frequency:	Monthly, 60 days		(Section 10.2)
10.	Early Payment Discount:	N/A

11.	HIPAA CERTIFICATION

Seller to initial here if Seller is NOT a Business Associate within the meaning of 45 C.F.R. §
160.103, in which case the attached HIPAA Addendum is NOT applicable.

This Group Purchasing Agreement (the “Agreement”) is comprised of the following documents and is entered into by the Parties as of the Effective Date set forth in Item 3 above:

i. This Cover Sheet;

ii. The attached Purchasing Partners Standard Terms and Conditions;

iii. The attached Additional Terms and Conditions (if any);

iv. The attached HIPAA Addendum (if applicable); and

v. The following attached exhibits:

Exhibit A-1:	Product Pricing Terms
Exhibit A-2:	Participating Member Designation Form
Exhibit A-3:	Product Price List
Exhibit B:	Membership Roster Access Instructions
Exhibit B-1:	Dual Membership Notice Instructions
Exhibit C:	Authorized Distributors
Exhibit D:	Reporting Formats Access Instructions
Exhibit E:	Payment Instructions
Exhibit F:	Minority, Woman-Owned and Small Businesses Policy
Exhibit G:	Seller Information Sheet
Exhibit H:	Additional Warranties
Exhibit I:	Service, Maintenance and License Agreements
Exhibit J:	Seller’s Returned Goods Policy
Exhibit K:	Ordering Instructions

1 of 17	*Confidential Treatment Requested

PREMIER PURCHASING PARTNERS, L.P.

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

COVER SHEET

CONTRACT NUMBER: PP-NS-540

PREMIER PURCHASING PARTNERS, L.P.
By:	PREMIER PLANS, LLC, Its General Partner	SELLER:	MASIMO AMERICAS, INC.

By:		By:

Printed Name:	John H. Biggers, Jr.	Printed Name:	Jim Beyer

Title:	Group Vice President, Sourcing	Title:	Vice President, National Accounts

By:

Printed Name:	John W. Hargette

Title:	Vice President, Sourcing

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PREMIER PURCHASING PARTNERS, L.P.

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

COVER SHEET

Seller: Masimo Americas, Inc.	Contract Number: PP-NS-540

WHEREAS, Purchasing Partners is an affiliate of Premier, Inc. (“Premier”), and an alliance of hospitals and health care organizations;

WHEREAS, Premier’s core objective is to improve the health of communities;

WHEREAS, such core objective as well as the objective of helping to assure that patients receive safe and efficacious care can be accomplished, in part, by achieving economies of scale and innovations through group strategies and shared resources;

WHEREAS, group purchasing is a fundamental way hospitals and health systems cooperate to reduce the costs of providing health services;

WHEREAS, Premier’s capital equipment group purchasing program is operated by Purchasing Partners;

WHEREAS, Seller is a manufacturer and supplier of capital equipment;

WHEREAS, Seller has offered to provide Products to the Premier membership consistent with the terms of this Agreement;

WHEREAS, Purchasing Partners has committed to comply with the Best Ethical Practices for the Group Purchasing Industry, prepared by Professor Kirk O. Hanson and released on October 23, 2002 (the “Best Ethical Practices”), the requirements of the Health Industry Group Purchasing Association Code of Conduct, adopted on July 24, 2002 (the “HIGPA Code”), and the additional commitments made by Purchasing Partners to Senator Herb Kohl and Senator Mike DeWine of the Subcommittee on Antitrust, Competition and Business and Consumer Rights in a letter dated August 5, 2002, (the “Additional Commitments”). The Best Ethical Practices, HIGPA Code and Additional Commitments are referred to collectively herein as the “Premier Ethical Standards”.

WHEREAS, by entering into this Agreement with Seller it is Purchasing Partners’ expectation that Seller, in its dealings with Purchasing Partners under this Agreement, will respect Purchasing Partners’ commitment to comply with the Premier Ethical Standards.

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and sufficient consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto agree as follows:

1.0 TERM OF AGREEMENT. This Agreement will remain in effect for the period of time set forth in Item 5 of the Cover Sheet unless terminated earlier pursuant to the terms herein.

2.0 PRODUCTS COVERED. Seller hereby agrees to provide the patient monitoring equipment (“Equipment”); sensors, cables, batteries, replacement tapes, wraps and other associated consumable items (“Consumables”); and services described in Exhibit A-3 hereto (referred to collectively as “Products”) pursuant to the terms of this Agreement including, without limitation, the pricing terms set forth in Exhibit A-1 hereto. Upon Purchasing Partners’ request, Seller shall provide Purchasing Partners with written notice of any Products in Exhibit A-3 which are not manufactured by Seller (i.e., those Products which are manufactured by a third party), setting forth the Product name and the name of the actual manufacturer. Any additions or deletions of Products from Exhibit A-3 shall not be effective unless evidenced by an amendment signed by both Parties. Nothing in the foregoing restricts Seller from discontinuing Products on [. . . *** . . .] prior written notice to Purchasing Partners with a replacement having substantially similar function, if applicable, with equal to or lessor cost.

Seller hereby represents and warrants that the technology contained in the Products is the latest technology currently available from Seller with respect to the Products’ functions. Seller shall supplement this Agreement to include any new versions of the Products or enhancements to the Products (including without limitation evolutionary versions, software and/or hardware upgrades or new releases) which offer improved effectiveness or functionality (referred to herein as “Improvements”).

While the Equipment is under warranty, Seller will provide, as needed, all upgrades that are generally made available to Seller’s customers under warranty at no additional charge. Such upgrades may include error corrections or improvements to the accuracy or reliability of existing functions. Seller shall not be obligated under any circumstances to provide free of charge additional Rainbow SET parameters or other features that Seller offers as separately purchased products.

Notwithstanding any other provision of this Agreement, in the event that any Product or its use is found to be part of an infringement of any intellectual property right, including any patent, trademark, copyright or trade secret right, or in the event of reasonable grounds for believing that such an allegation may be made, Purchasing Partners may withdraw such Product from this Agreement upon written notice to Seller and may notify its Participating Members of the withdrawal and of Purchasing Partners’ reasons for the withdrawal. Purchasing Partners may withdraw the Product to avoid the claim or potential claim of infringement, even though there may be substantial defenses to that claim. This paragraph does not apply to any (i) any Product lease or (ii) any other agreement in which Participating Member has an obligation to purchase a specific or determinable quantity of equipment, sensors or other products from Seller over a specified time period (either (i) or (ii), a “Committed Purchase Agreement”); in such cases, the parties’ rights and obligations in the event of a third-party infringement claim are governed by the terms of the Committed Purchase Agreement.

3.0 PARTICIPATING MEMBERS. Set forth in Exhibit B of this Agreement are instructions for accessing and downloading the list of Premier members (“Participating Member(s)”), who shall have the right to purchase Products in accordance with this Agreement. The list of Participating Members (the “Membership Roster”) may be amended by Purchasing Partners from time to time and Purchasing Partners reserves the right to provide the Membership Roster in other suitable forms. The Parties hereto acknowledge that Participating Members may include entities/facilities located throughout the United States and its territories, including without limitation Puerto Rico. The Parties hereto also acknowledge that Participating Members may include entities/facilities which are accessing the benefits of this Agreement through participation in the group purchasing programs operated by Purchasing Partners’ affiliate, Provider Select, LLC (“Provider Select”) rather than Purchasing Partners itself. Such entities/facilities shall nonetheless be deemed Participating Members under this Agreement. Seller shall be

3 of 17	*Confidential Treatment Requested

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

Seller: Masimo Americas, Inc.	Contract Number: PP-NS-540

responsible for downloading and cross-referencing the current Membership Roster to Seller’s customer records at least monthly. New Participating Members added to the Membership Roster shall be eligible to participate under this Agreement upon the relevant date set forth in the Membership Roster. Seller shall stop providing the pricing set forth herein to entities removed from the Membership Roster within thirty (30) days following the applicable date of removal set forth in the Membership Roster.

Seller does not currently have a reporting process for generating a report of any Participating Members who are purchasing Products through a group purchasing organization other than Purchasing Partners (such notice is referred to as the “Dual Membership Notice”). Should Seller have a reporting process for generating a report of any Participating Members who are purchasing Products through other group purchasing organizations in the future, Seller will discuss and negotiate in good faith the generation and reporting of the Dual Membership Notice with Purchasing Partners.

4.0 PARTICIPATION REQUIREMENTS. In order to be entitled to the pricing terms (described in Exhibit A-1 hereto), Participating Members shall comply with the participation requirements set forth in Exhibit A-1.

5.0 TERMINATION OF EXISTING CONTRACTS. Any Participating Member desiring to avail itself of the benefits of this Agreement may, at its option and without liability, terminate any existing contract(s) or other arrangement(s) with Seller for the purpose of participating in the group purchasing arrangement set forth in this Agreement except as follows: the foregoing does not entitle a Participating Member to terminate any Committed Purchase Agreement as defined in Section 2.

6.0 ORDERING; SHIPPING; DELIVERY.

6.1 Authorized Distributors. All Products purchased pursuant to this Agreement by Participating Members which are not purchased directly from Seller, where applicable, may be purchased from and through one of Seller’s authorized distributors (“Authorized Distributors”). A list of all current Authorized Distributors is set forth in Exhibit C. Seller warrants that it shall not make any change or take any action with respect to Authorized Distributors which, if implemented, would materially increase the ultimate delivered price paid by the Participating Member.

6.2 Payment Terms. For all Product(s), one hundred percent (100%) of the purchase price must be paid within forty-five (45) days following delivery of applicable Product(s) or receipt of invoice, whichever date is later. Any early payment discount is set forth in Item 10 of the cover sheet. Payment terms for Products purchased from an Authorized Distributor will be negotiated between each Participating Member and the Authorized Distributor.

6.3 Ordering; Shipping Terms. Orders directly from Seller shall be placed by telephone, telecopier or through electronic order entry in accordance with the ordering instructions set forth hereto as Exhibit K. Order processing procedures for orders placed with Authorized Distributors will be negotiated between each Participating Member and the Authorized Distributor. Except as otherwise provided below, all shipments of products directly to Participating Members or to Authorized Distributors from Seller shall be Net F.O.B. origin, with all costs of transportation being prepaid by Seller and invoiced to the Participating Member and all costs of insurance being paid by Seller. Special delivery and/or air shipment charges shall be prepaid by Seller and invoiced to the requesting Participating Member for such member’s payment pursuant to the payment terms set forth in Section 6.2 of this Agreement. Title and risk of loss shall transfer to Participating Members upon shipment. Seller shall provide shipment notification to Participating Member at time of shipment. In the event of damage or loss, Seller shall assist in facilitating freight claims. Shipping terms for Products purchased from and shipped by an Authorized Distributor to a Participating Member will be negotiated between the applicable Participating Member and Authorized Distributor.

In the event that Participating Member in its sole discretion establishes a freight management program, including without limitation a program whereby the Participating Member uses a third party for inbound freight management or services (a “Member Freight Program”), Seller shall work in good faith to accommodate such Member Freight Program at no additional cost to the Participating Member. Transit-related fees such as handling fees are not permitted without prior written consent from the Participating Member. Such accommodation may include, but shall not be limited to, the following: 1) Seller shall use the commercial carrier designated by the Participating Member; 2) Participating Member shall be responsible for paying applicable freight charges; 3) Title to the Products and risk of loss shall transfer to Participating Member upon delivery; 4) Seller shall insert Participating Member’s PO Number into the appropriate field on the carrier’s manifest, so that the Participating Member’s PO Number will be reflected on the carrier’s invoice to the Participating Member; and, 5) Seller shall ship prepay-and-add Products and freight-included Products separately and ship prepay-and-add Products under the terms of the Member Freight Program. Seller shall be responsible for and will reimburse the Participating Member for the incremental freight charges for any shipments that qualify for, but, as a result of Seller error or omission, are not handled under the Member Freight Program. All freight charges incurred by the Participating Member for freight-included goods shipped under the Member Freight Program shall, upon written demand, be immediately reimbursed by Seller.

6.4 Minimum Order. Seller shall have no minimum purchase order requirement applicable to any or all Participating Members. For Products purchased from an Authorized Distributor, any minimum order purchase requirement will be negotiated between each Participating Member and the Authorized Distributor.

6.5 Guarantee of Delivery. Seller is responsible for maintaining adequate stock so that deliveries may be made to the Participating Member according to the delivery schedules designated for the Products in the applicable PPA and with a minimum fill rate of [. . . *** . . .] within [. . . *** . . .] business days based on first time receipts, excluding build-to-order products. Seller shall notify the Participating Member within two (2) business days after receipt of a purchase order if it will not be able to fill the order within a specified time period. Participating Member may cancel any order that Seller cannot fill within the committed time period set forth in this Agreement. Upon the request of any Participating Member, Seller will assist any such Participating Member in finding alternative acceptable sources for any Product(s) which Seller cannot deliver according to agreed-upon

4 of 17	*Confidential Treatment Requested

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

Seller: Masimo Americas, Inc.	Contract Number: PP-NS-540

time periods. The Participating Member may terminate a Committed Purchase Agreement with Seller (if applicable) in accordance with the notice and cure provisions thereof if, for any Product for which the Participating Member has a purchase obligation under the Committed Purchase Agreement, Seller fails to maintain a [. . . *** . . .] on-time fill rate and is unable to provide a suitable substitute product having equivalent function at the same price.

For orders placed with an Authorized Distributor, and orders that are subject to a Member Freight Program, guarantee of delivery provisions will be negotiated between each Participating Member and the Authorized Distributor and/or the third parties involved in the Member Freight Program (“Member Freight Managers”). If the Authorized Distributor or Member Freight Manager fails to deliver any Product(s) within the foregoing negotiated time period because Seller has failed to provide the Product(s) to the Authorized Distributor or Member Freight Manager and does not cure such failure in accordance with Section 13.1, the Participating Member may purchase any substitute product(s) from another source(s), and Seller shall reimburse such member for the difference between such member’s actual F.O.B. destination acquisition cost for such product(s) and the price(s) such member would have paid for Seller’s Product(s) under this Agreement, provided that Seller is notified by the Participating Member of such failure to deliver and cannot provide an alternative Product acceptable to the Participating Member at the same price. Upon the request of any Participating Member, Seller will assist any such Participating Member in finding alternative acceptable sources for any Product(s) which an Authorized Distributor cannot deliver according to the guaranteed delivery time specified above.

6.6 Guarantee of Delivery under Emergency Conditions. In the event of a natural disaster or industry wide shortage of Products (“Emergency Condition”), Seller agrees to use best efforts to set aside a proportionate quantity of Products for the exclusive purchase by Participating Members for the duration of the Emergency Condition.

6.7 Installation. If installation services for the products purchased are a component of the purchase transaction, Seller will be fully responsible for performing all tasks necessary to install the Product(s), including without limitation, uncrating, unpacking, removal of packing material, field assembly, interconnection, calibration and testing to ensure that the Product(s) conform(s) to the product specifications published by Seller or manufacturer (if Seller is not the manufacturer) at the time of order placement or as mutually agreed by Participating Member and Seller (“Specifications”) and is completely ready to perform all procedures for which it is designed and marketed by Seller.

6.8 Acceptance. “Acceptance” of Equipment by Participating Members shall be deemed to have occurred when Seller and the applicable Participating Member determines that (a) there are no visible defects in the Equipment or visible damage to packaging, and (b) the Equipment is/are operating according to manufacturer published specifications in all material respects (the “Acceptance Criteria”). In addition, each Participating Member shall have the option, at its own expense, to test the Equipment to confirm the safety, reliability and performance of the Equipment and to perform corollary or parallel testing to verify the Equipment’s conformance to the Acceptance Criteria. Unless otherwise agreed by Seller, Participating Members shall accept or reject Products withinthirty (30) days after the date of delivery (the “Acceptance Period”). If the Participating Member does not provide written notice of its Acceptance of the Product(s) within such 30 days, the Products are deemed accepted as of the expiration date of the Acceptance Period. Consumables are not subject to acceptance testing and are deemed accepted upon receipt; provided, however, that Participating Member may at the time of delivery reject orders that arrive damaged or that contain Products shipped in error. Following acceptance, Products may be returned in accordance with Seller’s Returned Goods Policy as set forth in Section 6.10 below.

6.9 Rejection of Products. Participating Members shall have the right to reject any Product(s) for failure to achieve the Acceptance Criteria, as set forth in the preceding paragraph (referred to herein as “Rejection Event”. Seller will, upon written notice from such Participating Member of any Rejection Event, cause the removal of the Product(s) and immediately refund to the Participating Member all funds paid for the Product(s) and any related materials. All expenses related to the removal of the applicable Product(s) shall be borne by Seller.

6.10 Return of Products; Restocking Fee. All such Consumables must be returned in original packages, cases, or cartons. Except as set forth in the Returned Goods Policy, Seller shall have the right to charge a restocking fee in connection with any returns of Product(s) under this Agreement. Seller’s Returned Goods Policy, if any, is set forth in Exhibit J.

7.0 PRICING TERMS.

7.1 Pricing; Discounts; Trade-Ins.

7.1.1 Exhibit A-3. Product pricing is set forth in Exhibit A-3 hereto. Unless otherwise agreed by the parties, all discounts provided for in this Agreement (including without limitation large order discounts) shall be calculated off list price.

7.1.2 Price Protection. Throughout the term of this Agreement, Seller shall not increase any of the prices set forth in Exhibit A-3, other than to correct errors in the pricelist or if applicable, as negotiated in good faith between Seller and Purchasing Partners.

7.1.3 Large Orders. Intentionally omitted.

7.1.4 Trade-ins. Intentionally omitted.

7.1.5 Special Promotions. Seller may, on occasion and with Purchasing Partners prior consent, offer special promotions. Any such promotion will be offered to all Participating Members and will be limited to the terms and conditions of the specific promotion. All such promotions shall be coordinated by Seller through Purchasing Partners.

7.2 Competitive Pricing. Subject to applicable law, Seller represents and warrants that the prices, terms and conditions offered by Seller to Purchasing Partners through this Agreement shall, at all times, be at least as good as those offered to any other customer which purchases a comparable volume of Products relative to the volume purchased by Participating Members hereunder, under substantially

5 of 17	*Confidential Treatment Requested

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

Seller: Masimo Americas, Inc.	Contract Number: PP-NS-540

similar terms and conditions offered under this Agreement are as good as or better than the prices, terms and conditions offered to any other customer which purchases a lower volume of Products relative to the volume purchased by Participating Members hereunder under substantially similar terms and commitments. However, Seller may offer special acquisition programs to certain designated Participating Members, the terms of which shall be mutually agreed upon by Seller, without obligation to make such specials available to all.

7.3 Pricing of New Products. Pricing for any additional and/or new Products which the Parties mutually agree to add to Exhibit A-3 will be negotiated at prices consistent with the prices of Products already covered by this Agreement. Seller agrees to inform the Purchasing Partners contract director/manager responsible for this Agreement (as set forth on the Cover Sheet) of new Products (branded or generic) that Seller plans to introduce to the market, where possible, at least sixty (60) days prior to the introduction of such new Products to the market. If Seller is unable to notify Purchasing Partners sixty (60) days prior to the introduction of new Product(s), then Seller, if commercially reasonable, shall notify Purchasing Partners at least thirty (30) days prior to the introduction of the new Product(s). Upon Purchasing Partners’ request, Seller also agrees to provide to Purchasing Partners, as soon as practical, evidence confirming FDA clearance for Products available for sale under this Agreement.

7.4 Group Buy Programs. From time to time, Purchasing Partners may request that Seller participate in group buy programs whereby Seller provides designated Products to a defined group of Participating Members at additional discounts (over and above the discounts set forth herein) for a limited period of time (“Group Buy Programs”). Seller shall consider in good faith whether to participate in and support Group Buy Programs. Seller’s participation in any such Group Buy Programs shall be subject to the terms and conditions of this Agreement and described in an amendment hereto executed by both Parties.

8.0 MARKETING; SALES SUPPORT; TRAINING.

8.1 Seller Representatives. Seller will provide representatives to call upon Participating Members on a periodic basis mutually agreed to by Seller and each individual Participating Member.

8.2 User Training. Seller will provide at no additional charge such user training related to the Products as customarily provides at no charge, and any further training at Seller’s best commercial rates, including without limitation, clinical training, applications and in-service training, as reasonably required or requested by each Participating Member. Seller will maintain a properly qualified training staff to provide such training, and Seller will be solely responsible for any expenses for staff travel, room and board related to such training. The scheduling of training shall be coordinated directly with each Participating Member and shall accommodate all shifts that require training.

Seller will also provide to the Participating Member at no additional charge any available written training guides, set of training video tapes, and/or training materials that it customarily provides at no charge to customers, in other formats to be used for future training by Participating Member staff.

Also included in the price of the Product(s), Seller shall supply Participating Members with the following items prior to or at the time of delivery of the Product(s): one (1) copy of operator manuals covering all Equipment and Consumables for each Product sold. Participating Members shall have the right to make copies, for internal purposes only, of any training materials provided by Seller.

8.3 Biomedical Training; Technical Programs. Intentionally omitted.

8.4 Demonstration Models for Evaluation. Upon the request of Purchasing Partners or Participating Member, Seller shall provide demonstration models, where practical, of the Product(s) and any Consumables required to operate and evaluate the Product(s) to any Participating Members at no charge for a mutually agreed upon time period.

8.5 Service and Maintenance Agreements. When applicable, the form of Seller’s service and maintenance agreement(s), which include pricing and service descriptions, is set forth as Exhibit I hereto. Such form agreement(s) are subject to Purchasing Partners’ prior approval.

8.6 Replacement Parts. Seller provides full in-warranty and out-of-warranty service for customers, including replacement parts as needed, at Seller’s headquarters in Irvine California.

8.7 Downtime Protection. “Downtime” means the period of time during a Product’s normally scheduled hours of operation that the Participating Member owning the Product determines in good faith that the Product is not available for clinical use during the term of such Product’s warranty and/or any service agreement that exists between such Participating Member and Seller. Downtime will commence upon the Participating Member’s telephone notice to Seller’s dispatcher that a Product is not available for clinical use and will end when the Product is again operating according to Specifications.

It is agreed that Products (excluding Consumables) will be available for routine clinical use (“Uptime”) at a level of at least ninety-six percent (96%) measured every six months while under warranty. The measurement criteria for calculating Uptime is the Participating Member’s elected coverage hours of: a hours per day, b days per week for 26 weeks, less c hours spent on planned maintenance during that interval. Therefore, the number of hours of Uptime required to meet Seller’s Uptime guarantee is equal to: [(a x b x 26) - c] x .96.

Should any Product covered under this Agreement fail to meet the Uptime guarantee of 96% in any six month period, Seller will provide an extension of the term of the applicable service agreement or warranty with respect to that Product at no additional charge. Seller will extend the warranty or service agreement by one month for each 1% (e.g., if uptime is determined to be 93%, such extension would be 3 months [96% - 93% = 3% = 3 month extension]).

The foregoing Uptime commitments are not applicable to Consumables.

8.8 Operating Software. During the Product(s) warranty period, Participating Members will be entitled to receive the following software (“Operating Software”): (a) all software updates which

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PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

Seller: Masimo Americas, Inc.	Contract Number: PP-NS-540

maintain existing capabilities and enable the Product(s) to perform in accordance with the Specifications; and (b) any software necessary to standardize Product(s) for service maintenance. Operating Software shall be provided to Participating Members regardless of whether Participating Members purchase service contracts from Seller. Seller shall make available for purchase by Participating Members any software upgrades which allow the Product(s) to exceed performance Specifications.

8.9 Diagnostic Software. Intentionally omitted.

8.10 DICOM Conformance. Intentionally omitted.

8.11 HL7 Compliance. Vendor enables HL7 connectivity through an option of the Patient SafetyNet central monitoring system. This option contains the necessary hardware and software required to translate patient data into HL7-compliant protocols. Connectivity to the customer’s HL7-compliant Electronic Medical Record will require some level of customization of the protocol dependent on the customer’s EMR vendor, HL7 version and end-user requirements. Such customization is available at an additional fee depending on the scope and requirements of the interface.

9.0 PRODUCT PRICING INFORMATION; SALES DOCUMENTATION; ADMINISTRATIVE FEE REPORTING.

9.1 Data Submissions and Testing. Seller agrees to participate in data formatting and submission compliance testing within fifteen (15) days of the Effective Date of this Agreement and agrees to successfully pass such compliance testing within thirty (30) days of the Effective Date of this Agreement. The reporting requirements for the reports in this Section 9.0 and the compliance testing process is described in Premier’s Electronic Reporting Formats (“PERF” Guide) located on Purchasing Partners’ web-site. All data submissions by Seller to Purchasing Partners must follow the file format described in the PERF Guide. Instructions for accessing such reporting information on Purchasing Partners’ web-site are set forth in Exhibit D. Purchasing Partners shall have the right to update the PERF Guide, as well as Exhibit D from time to time upon notice to Seller. Upon request by Purchasing Partners, Seller agrees to participate in data formatting and submission compliance testing as reporting requirements are modified, but not more frequently than once per year. Within forty-five (45) days of such request, Seller agrees to successfully pass such compliance testing.

9.2 Product Pricing Information (Sales Catalogs). Seller will provide to Purchasing Partners Product pricing information according to the reporting requirements specified in the PERF Guide. Any change to Product pricing information, including, but not limited to, Product additions, deletions, price changes, Product description, Product identification, packaging type and packaging quantity, is required to be submitted within fifteen (15) days of the effective date of such change. Further, Purchasing Partners shall have the right to disclose all such pricing information to Participating Members.

9.3 Sales Documentation and Administrative Fee Reporting. Seller will provide Purchasing Partners with monthly reports of all Products purchased by and delivered to each Participating Member, including purchases made pursuant to any Member Agreement (as defined below in Section 10.1), during each calendar month of the term, as well as the Purchasing Partners Administrative Fee as defined in Article 10 below, amounts generated by each Participating Member during each calendar month of the term. Participating Members will be identified by (i) HIN number, DEA number or GLN number and, (ii) as noted in the Membership Roster, the Premier Entity Code number. Seller shall provide Purchasing Partners such reports no later than sixty (60) days after the last day of the applicable calendar month. Such reports and the Purchasing Partners Administrative Fee shall include all sales to Participating Members made through Authorized Distributors during the reported month and reported to Seller in a tracing report within 30 days after month-end. Seller shall make all commercially reasonable efforts to ensure that all such distributors provide tracings reports within such time period but will not be deemed late or assessed a late fee for errors in Seller’s monthly report resulting from (i) an Authorized Distributor’s failure to provide a tracing report within such time period or (ii) errors contained in such tracing reports.

Effective as of December 1, 2010, in all data reports submitted to Purchasing Partners under this Agreement, Seller shall make commercially reasonable efforts to use the Global Location Number (GLN) to identify Participating Members. Effective as of December 1, 2012, in all data reports submitted to Purchasing Partners under this Agreement, Seller shall make commercially reasonable efforts to use the Global Trade Item Number (GTIN) to identify Products included on any data reports. Seller shall also use commercially reasonable efforts to begin using the GLN and GTIN identification numbers as described in this section on the Effective Date. Further, Seller warrants that when requested by Purchasing Partners it will make commercially reasonable efforts to participate in compliance testing to demonstrate that its data submissions conform to the GLN and GTIN requirements of the PERF Guide.

9.4 Participating Members’ EDI Transaction Sets. Seller shall use best efforts to accommodate the requests of Participating Members with respect to Seller’s use of Electronic Data Interchange ANSI X.12 Transaction Sets, using Excel files where authorized under the PERF Guide, including 832 (price/sales catalog), 850 (purchase order), 855 (purchase order acknowledgment), and 867 (Product transfer and Resale Report).

9.5 Supplier Quality Evaluation and Quality Standards Information. Seller shall comply with Purchasing Partners’ requests for information and on-site surveys necessary to assure the qualification of the Seller as an eligible Seller consistent with the requirements of Purchasing Partners’ Supplier Quality Review Process. Seller shall also comply with requests by Purchasing Partners or Participating Members for information necessary to assure the quality of Products.

9.6 Discount and Rebate Reports. If applicable, Seller will provide Purchasing Partners with quarterly reports of all discounts or rebates paid or credited to Participating Members (other than discounts reflected in the actual purchase price) with respect to the Products purchased by each Participating Member. Such reports should identify any and all discounts, rebates or other amounts that are required to be disclosed as a discount or otherwise on a Medicare cost report. Seller shall provide Purchasing Partners such reports no later than thirty (30) days after the last day of the applicable calendar quarter. Reports will include, without limitation, reporting period start and end dates, Participating Member name, city, state, and the amount of the discount or rebate per Product (totaled per Participating Member).

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PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

Seller: Masimo Americas, Inc.	Contract Number: PP-NS-540

9.7 Sales Forecasting Reports. Seller shall provide Purchasing Partners with non-binding quarterly reports indicating projected future sales to Participating Members. Reports should contain, at a minimum, four future quarters with projected aggregate sales volumes per quarter. Seller shall provide Purchasing Partners such reports no later than thirty (30) days after the last day of each applicable calendar quarter.

9.8 Failure to Provide Reports. Seller’s failure to comply with its obligations regarding data formatting and submission compliance testing, or failure to remain compliant, or Seller’s failure to comply with its obligations regarding provision of information and reports described in Sections 9.1, 9.2, 9.3, 9.5, and/or 9.6 shall be deemed a material breach of this Agreement.

9.9 NDC/UPN Bar Coding Implementation. Seller acknowledges that national drug code (“NDC”) and universal product numbering (“UPN”) systems enhance standardization, product tracking and supply chain efficiencies through common use of standard product numbers or symbols. Seller shall use its good faith effort to support Purchasing Partners’ efforts to implement bar coding that adheres to either the EAN.UCC or HIBCC systems, on all patient package units. Such bar coding shall be at a grade C or above.

10.0 FEES.

10.1 Purchasing Partners Administrative Fee. Effective as of the Effective Date and during the term of this Agreement, Seller will pay Purchasing Partners an administrative fee (the “Purchasing Partners Administrative Fee”) equal to the percentage set forth in Item 7 of the Cover Sheet of the total dollar volume of Products purchased by Participating Members including purchases made pursuant to any Member Agreement (as defined below) and including without limitation the total value of equipment trade-ins through Seller or through any Authorized Distributors during the term of this Agreement. For purposes of this Agreement, a Product will be deemed to have been “purchased” on the date it is delivered to a Participating Member.

Seller’s obligation to pay Purchasing Partners Administrative Fees and to provide sales documentation and monthly sales reports pursuant to Section 9.3 above shall survive the expiration or termination of this Agreement and remain in effect with respect to committed Product purchases under Member Agreements entered into during the term of this Agreement, for the remainder of the then-current term of the applicable Member Agreement (but in no case more than twelve (12) months after any expiration or termination of this Agreement), provided that:

(1) The end-user that is a party to such Member Agreement remains a Premier member continuously during this time period;

(2) Seller is not obligated to pay administrative fees to any other group purchasing organization;

(3) This Agreement has not been terminated (i) by Masimo for cause pursuant to Section 13.1 or (ii) by Purchasing Partners without cause pursuant to Section 13.2 hereof,and the

(4) Seller is not obligated to pay administrative fee when the end user that is a party to such Member Agreement is in a local arrangement, local negotiation, and or direct agreement in effect between a Participating Member and Seller prior to the effective date of this Agreement including without limitation any Committed Purchase Agreement

For purposes of this Agreement, a “Member Agreement” shall mean any local arrangement, local negotiation and/or direct agreement in effect between a Participating Member and Seller, including without limitation any Committed Purchase Agreement pertaining to the sale of Products that is entered into at any time during the term of this Agreement.

10.2 Manner of Payment. Seller will pay to Purchasing Partners the Purchasing Partners Administrative Fee monthly in US dollars, without demand or notice, within sixty (60) days after the end of each calendar month during the term hereof. Seller’s failure to timely pay the Purchasing Partners Administrative Fee shall be deemed a material breach of this Agreement.

All payments shall be by wire or electronic transfer to the account of “Premier Purchasing Partners, L.P.” or by a check payable to “Premier Purchasing Partners, L.P.” in accordance with the written instructions set forth in Exhibit E. Seller shall pay to Purchasing Partners interest on any past due amount owing Purchasing Partners hereunder, including, but not limited to, Purchasing Partners Administrative Fees and audit costs pursuant to Section 15.12 at the lesser of (a) one and one-half percent (1-1/2%) per month or (b) the maximum interest rate legally permitted. For the purpose of determining whether interest is due, Seller shall not have satisfied the requirements of this Section 10.2 until all associated reports pursuant to Section 9.3 have also been received by Purchasing Partners.

11.0 COMPLIANCE WITH LAWS AND REGULATIONS.

11.1 General. Seller represents and warrants that throughout the term of this Agreement and any extension hereof, Seller and all Products shall be and shall remain in compliance with all applicable federal, state and local laws and regulations, including without limitation all applicable “safe harbor” regulations relating to group purchasing organizations and fees, discounts and incentives paid and/or granted to group purchasing organizations and any participants therein. Seller represents and warrants that it will comply with all applicable ethical and legal requirements with respect to its relationships with physicians and other clinicians, particularly those who are in a position to influence the purchasing decisions of Participating Members. In this regard, Seller shall also comply with each Participating Member’s reasonable policies concerning such relationships, after review by Seller to determine that such policies comply with all applicable laws and do not conflict with the terms of this Agreement or any Member Agreement. Seller shall disclose to Participating Members, per applicable regulations, the specified dollar value of discounts or reductions in price. The Parties acknowledge and agree that for purposes of 42 C.F.R. Section 1001.952(h), any reduction in the amount Seller charges a Participating Member (excluding group purchasing organization fees, such as the Purchasing Partners Administrative Fee) is a “discount or other reduction in price” to the Participating Member. Participating Members shall disclose the specified dollar value of discounts or reductions in price under any state or federal program which provides cost or charge-based reimbursement to such Participating Members for the Products covered by this Agreement in accordance with applicable regulations.

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PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

Seller: Masimo Americas, Inc.	Contract Number: PP-NS-540

If Seller provides an item without charge or at a reduced cost (the “Free or Discounted Item”) along with the purchase of other items or services (the “Other Items”), Seller will calculate the total price the Participating Member paid for all the items furnished, and then provide information sufficient to enable Participating Member to calculate a reasonable allocation of that total price to each of the items on an invoice to the Participating Member. Seller represents that such allocation among the Free or Discounted Item and the Other Items shall be reasonable and appropriate, and Seller recognizes that such allocation shall be relied upon by Participating Member in identifying its costs on the Medicare cost report. Seller further represents and warrants that the Free or Discounted Item and the Other Items are reimbursed by the same Federal health care program using the same methodology.

Seller agrees that, until the expiration of four (4) years after the furnishing of any goods and services pursuant to this Agreement, it will make available, upon written request of the Secretary of Health and Human Services or the Comptroller General of the United States or any of their duly authorized representatives, copies of this Agreement and any books, documents, records and other data of Seller that are necessary to certify the nature and extent of the costs incurred by Participating Members in purchasing such goods and services. If Seller carries out any of its duties under this Agreement through a subcontract with a related organization involving a value or cost of ten thousand dollars ($10,000) or more over a twelve-month period, Seller will cause such subcontract to contain a clause to the effect that, until the expiration of four (4) years after the furnishing of any good or service pursuant to said contract, the related organization will make available upon written request of the Secretary of Health and Human Services or the Comptroller General of the United States or any of their duly authorized representatives, copies of this Agreement and any books, documents, records and other data of said related organization that are necessary to certify the nature and extent of costs incurred by Seller for such goods or services. Seller shall give Purchasing Partners notice immediately upon receipt of any request from the Secretary of Health and Human Services or the Comptroller General of the United States or any of their duly authorized representatives for disclosure of such information.

Seller represents and warrants that as of the Effective Date of this Agreement, Seller has not: (a) been listed by any federal or state agency as excluded, debarred, suspended or otherwise ineligible to participate in federal and/or state programs; or (b) been convicted of any crime relating to any federal and/or state program. Seller further agrees to immediately notify Purchasing Partners in writing in the event Seller is listed by a federal or state agency as excluded, debarred, suspended or otherwise ineligible to participate in any federal and/or state programs or if Seller is convicted of any crime relating to any such program or if Seller is being investigated by any federal or state agency in relation to any federal and/or state program.

11.2 HIPAA Compliance. The U.S. Department of Health and Human Services issued regulations on “Standards for Privacy of Individually Identifiable Health Information,” which comprise 45 C.F.R. Parts 160 and 164 (the “Privacy Rule”), and “Security Standards,” which comprise 45 C.F.R. Parts 160, 162, and 164 (the “Security Rule”), promulgated pursuant to the Health Insurance Portability and Accountability Act of 1996. Seller shall comply with the Privacy Rule and Security Rule, pursuant to the manner set forth in the HIPAA Addendum attached hereto, if applicable.

11.3 JCAHO Compliance. Seller shall promptly cooperate with any Participating Member’s reasonable request for assistance and information in connection with such Participating Member’s efforts to comply with the requirements and standards of the Joint Commission on Accreditation of Healthcare Organizations (“JCAHO”).

12.0 INDEMNIFICATION; WARRANTIES; SPECIFICATIONS AND NOTICES.

12.1 Indemnification. Seller hereby agrees to indemnify, defend and hold harmless Purchasing Partners and each Participating Member and their respective Affiliates, directors, officers, employees, agents, customers, and insurers (collectively, the ““Indemnitee(s)”) from and against any and all third-party claims, demands, actions, losses, expenses, damages, liabilities, costs (including, without limitation, interest, penalties and reasonable experts’ and attorneys’ fees) and judgments arising out of or substantially related to: (a) alleged bodily injury, property damage or any other damage or injury to the extent allegedly caused by, contributed by, or associated with any of the Products covered by this Agreement, (b) any alleged acts or omissions of Seller and its employees and agents acting under its control or supervision, (c) the alleged direct or contributory infringement of any intellectual property right, including any patent, trademark, copyright or trade secret right, by (i) any of the Products; (ii) the packaging, instructions and other materials supplied therewith; or (iii) their contemplated uses; and (d) the alleged inducement of infringement of any such intellectual property right by Purchasing Partners’ inclusion of any of the Products in its approved list of products and its other normal business conduct related thereto.

Purchasing Partners hereby agrees to indemnify, defend and hold harmless Seller and its affiliates, directors, officers, employees, agents, and insurers from and against any and all claims, demands, actions, losses, expenses, damages, liabilities, costs (including, without limitation, interest, penalties and reasonable attorneys’ fees) and judgments arising out of the acts or omissions of Purchasing Partners and its employees and agents acting under its control or supervision.

The indemnifying party (“Indemnitor”) shall have no liability or responsibility of any kind under this Section unless the Indemnitee (i) promptly notifies the Seller of such claim (ii) gives the Indemnitor an adequate opportunity to defend, including complete control of such defense, and (iii) cooperates with the Indemnitor in a reasonable way, at Indemnitor’s expense and request, to facilitate the settlement or defense of such claim. The Indemnitor shall have no liability for settlements made without Indemnitor’s express written consent. Should an Indemnitee desire to have its own counsel participate in any such action, the cost of such counsel shall be exclusively the Indemnitee’s.

Seller shall have no obligations or liability pursuant to this section or otherwise in connection with any actual or alleged patent infringement or for any liability, loss, damage, costs or expenses as a result of any injury, illness or death to the extent based on (i) use of any Product in combination with any other product, part, or accessory not in accordance with Seller’s Guidance (ii) use of any Product in a manner not recommended by Seller’s Guidance, (iii) an alteration or modification of any Product that is not authorized by Seller’s Guidance.

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PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

Seller: Masimo Americas, Inc.	Contract Number: PP-NS-540

“Seller’s Guidance” means Seller’s written directions, instructions, user manuals, training materials, service manuals, and/or any other publication furnished by Seller or its representatives pertaining to such Products.

As used in this Section, “Affiliate” means any entity Controlled by an Indemnitee, where “Control” means ownership of a majority of the voting stock or other voting interest.

12.2 Warranties and Published Specifications. Seller hereby warrants that all Products supplied hereunder shall be free and clear of all liens and encumbrances, that Seller has good and merchantable title, and that each of the Products shall be free from defects in material and workmanship and shall conform to Specifications and Seller’s representations regarding the functions and uses for which the Product is marketedfor the time period set forth in Exhibit H. Attached hereto as Exhibit H is a detailed description of additional warranties, use restrictions and limitations applicable to the Products. Seller further represents and warrants that none of: (a) the Products; (b) the packaging, instructions and other materials supplied therewith; nor (c) their contemplated uses will directly or contributorily infringe any intellectual property right, including any patent, copyright, trademark, or trade secret right. THE FOREGOING WARRANTY IS IN LIEU OF AND EXCLUDES ALL OTHER EXPRESS OR IMPLIED WARRANTIES, ARISING BY OPERATION OF LAW OR OTHERWISE, AND NO OTHER WARRANTIES EXIST, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE. MASIMO WILL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, EXPENSES, LOST PROFITS, OR [. . . *** . . .] ARISING OUT OF THE USE OF THE EQUIPMENT AND SOFTWARE (collectively, “Indirect Damages”), EVEN IF MASIMO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

Notwithstanding anything in this Agreement to the contrary, in the event of a recall which prevents Seller from supplying any Products for more than thirty (30) consecutive days and remains uncured after written notice in accordance with the notice and cure provisions of, as applicable, this Agreement or a Member Agreement, the following terms shall apply in addition to any other available remedies: (a) Purchasing Partners may add one or more additional supplier(s) to the applicable contract category upon written notice to Seller; and/or (b) the Participating Member, in its sole discretion, may either: (i) purchase any substitute product(s) from another source or sources; or (ii) terminate without penalty the obligations of such member under this Agreement, and Seller shall immediately refund to such member all funds paid for the undelivered or returned Product(s) and any related materials plus any shipping and other charges incurred by the member with respect to the applicable Products.

Upon the request of any Participating Member, Seller will assist any such Participating Member in finding alternative acceptable sources for any Product(s) which Seller is unable to deliver in a manner that is reasonably acceptable to the Participating Member.

In the event Exhibit H (if applicable) or any of Seller’s warranty documents (“Warranty Documents”) contains a limitation of liability, such limitation of liability shall not apply to Seller’s indemnification obligations under Section 12.1 of this Agreement and to the extent such Warranty Documents contain a limitation on the amount of damages that may be paid to a customer, including Participating Member, such limitation shall not apply with respect to Seller’s indemnification obligations as set forth herein.

12.3 Product Notices. Seller agrees to send all Product notices (including without limitation recall notices and product availability notices), as well as notices of any other changes affecting the Products and notices of new Products, to each Participating Member with copies to Purchasing Partners. Seller shall provide Purchasing Partners written notice of any Class I FDA recall affecting any of the Products within three (3) business days of Seller’s receipt of any such recall. Seller shall provide Purchasing Partners written notice of any Class II or Class III FDA recall affecting any of the Products within five (5) business days of Seller’s receipt of any such recall. Further, Seller agrees to promptly notify Purchasing Partners and each Participating Member of any problems in the manufacture or production of any Products that affects Product quality and of any back-order situation that might affect Seller’s ability to meet Seller’s obligations under this Agreement. Upon Purchasing Partners’ request, Seller shall provide Purchasing Partners summaries of any FDA Form 483, regulatory letter, and/or warning letter relating to the Products and Seller’s response thereto.

12.4 Insurance. Seller shall maintain adequate Products liability, general public liability, workers’ compensation, and property damage insurance against any claim or claims which might or could arise regarding Products purchased by Participating Members from it under the Agreement. Seller shall make Purchasing Partners a named additional insured in Seller’s insurance policy containing the required coverage. When requested by Purchasing Partners, an insurance certificate indicating the foregoing coverage, issued by an insurance company licensed to do business in the relevant state or states and signed by an authorized agent, shall be furnished to Premier. Seller shall provide Purchasing Partners with at least thirty (30) days prior written notice of any cancellation or material modification of such insurance. (10 days in case of cancellation for non-payment of premiums).

13.0 TERMINATION.

13.1 Termination for Breach. In the event of breach of any provision of this Agreement, the non-breaching party shall notify the breaching party in writing of the specific nature of the breach and shall request that it be cured. If the breaching party does not cure the breach within thirty (30) days of such notice, the non-breaching party may immediately terminate this Agreement on written notice to the breaching party, and such termination shall not preclude the non-breaching party from pursuing any and all remedies available to it at law or in equity.

13.2 Orders Placed Prior to Termination. Seller shall fulfill, in accordance with the terms of this Agreement, all orders for Products submitted by Participating Members and received by Seller prior to termination or expiration of this Agreement.

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PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

Seller: Masimo Americas, Inc.	Contract Number: PP-NS-540

13.3 Termination Without Cause. Either party may terminate this Agreement at any time without cause or penalty upon providing the other party with ninety (90) days’ advance written notice. Survival. The following paragraphs of this Agreement shall survive expiration or termination of this Agreement: (a) the payment of Purchasing Partners Administrative Fees pursuant to Article 10.0 including, but not limited to, fees relating to Products ordered prior to the effective date of expiration or termination and delivered after expiration or termination, and fees related to sales of Products under Member Agreements (as described in Section 10.1 above) which occur after the expiration or termination of this Agreement and submission of accompanying sales documentation and administrative fee reporting pursuant to Section 9.3; (b) the audit undertakings set forth in Section 15.12; (c) the representations, warranties and covenants set forth in Section 12.2; (d) the indemnification undertaking contained in Section 12.1; (e) the designation of Participating Members as third party beneficiaries pursuant to Section 15.7; (f) the undertaking to fill orders submitted to and received by Seller prior to the date of expiration or termination set forth in Section 13.2; (g) the confidentiality undertakings contained in Article 14; (h) the rights and limitations on assignment contained in Sections 15.4 and 15.10; (i) the governing law provisions contained in Section 15.1; (j) reasonable attorney’s fees provided for in Section 15.9; (k) compliance with laws and regulations provided for in Article 11.0; and (l) the rights of Participating Members under Section 6.9 relating to the rejection of Products which were ordered prior to the effective date of expiration or termination.

14.0 CONFIDENTIALITY.

14.1 Confidential Information. For the purposes of this Agreement, confidential information (“Confidential Information”) shall mean all proprietary, secret or confidential information or data relating to Purchasing Partners, Participating Members, or Seller and their respective operations, employees, services, patients or customers.

14.2 Protection of Confidential Information. Seller and Purchasing Partners acknowledge that Seller, Purchasing Partners, or Participating Members may disclose Confidential Information to each other in connection with this Agreement. If Seller or Purchasing Partners receives Confidential Information, it shall: (a) maintain the Confidential Information in strict confidence; (b) use at least the same degree of care in maintaining the secrecy of the Confidential Information as it uses in maintaining the secrecy of its own proprietary, secret, or confidential information, but in no event less than a reasonable degree of care; (c) use Confidential Information only to fulfill its obligations under this Agreement; and (d) return or destroy all documents, copies, notes, or other materials containing any portion of the Confidential Information upon request by Purchasing Partners or Seller. Notwithstanding the foregoing, Purchasing Partners shall have the right to disclose Confidential Information to outside consultants as necessary for Purchasing Partners to provide support services for Participating Members in connection with this Agreement, provided any such consultants agree to the same level of confidentiality as described herein.

14.3 Agreement Confidentiality. Neither Purchasing Partners nor Seller shall disclose the terms of this Agreement to any other person or entity outside its organization and affiliates other than to a Participating Member or as required by law. For purposes of this provision, an affiliate is an entity in which Purchasing Partners or Seller, as appropriate, maintains an ownership position in or a contractual relationship with, and the disclosure is required so that the disclosing party may fulfill its obligations hereunder. Neither party shall make any public announcement concerning the terms of this Agreement unless such party receives prior written approval by the other party.

14.4 Limitation on Obligation. Seller and Purchasing Partners shall have no obligation concerning any portion of the Confidential Information which: (a) was known to it before receipt, directly or indirectly, from the disclosing party; (b) is lawfully obtained, directly or indirectly, by it from a non-party which was under no obligation of confidentiality; (c) is or becomes publicly available other than as a result of an act or failure to act by the receiving party; (d) is required to be disclosed by the receiving party by applicable law or legal process; or (e) is developed by the receiving party independent of the Confidential Information disclosed by the disclosing party. The receiving party shall not disclose any portion of the Confidential Information to any person except those of its employees and affiliates having a need to know such portion to accomplish the purposes contemplated by this Agreement.

14.5 License Granted to Seller. Purchasing Partners represents that it has developed Confidential Information (as defined in Section 14.1 above) and trade secrets relating to the sale of goods to a large number of customers in the healthcare industry using proprietary business processes. Seller acknowledges Purchasing Partners’ representation that Purchasing Partners and its affiliates have invested substantial money in the development and maintenance of such processes and in the sourcing and sales of Products. Seller will take all commercially reasonable efforts to protect such Confidential Information (including without limitation the roster of Participating Members set forth in Exhibit B hereto) to support the purposes of this Agreement. Accordingly, only for the term of this Agreement, Purchasing Partners hereby grants to Seller a non-exclusive license to use Confidential Information and such trade secrets for the limited purpose of providing the Products to Purchasing Partners and Participating Members under this Agreement.

14.6 Data. Seller hereby acknowledges and agrees that all information and data generated or otherwise made available to Seller as a result of the participation of Participating Members under this Agreement (“Participating Member Data”) is proprietary to and owned exclusively by the applicable Participating Member and/or Purchasing Partners. Seller shall not sell, market, or commercialize Participating Member Data, create derivative products or applications based on Participating Member Data or otherwise use Participating Member Data in any manner unrelated to the performance of Seller’s obligations under this Agreement. Participating Member Data shall be deemed Confidential Information of Participating Members and/or Purchasing Partners and therefore subject to the provisions of Article 14 hereof. Seller hereby consents to the release to Purchasing Partners of transactional data relating to purchasing activity by Participating Members under this Agreement. Such consent shall extend to the release to Purchasing Partners of such data by any third party that operates an electronic marketplace or exchange.

15.0 MISCELLANEOUS.

15.1 Governing Law and Venue. This Agreement is being delivered and executed in the State of North Carolina. In any action brought by or against Purchasing Partners, the validity, construction and enforcement of this Agreement shall be governed in all respects by the

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PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

Seller: Masimo Americas, Inc.	Contract Number: PP-NS-540

laws of the State of New York, and venue shall be proper only in a court of competent jurisdiction located in the State of North Carolina in Mecklenburg County or the State of California in Orange County. In the event of any dispute arising out of this Agreement, whether at law or in equity, brought by or against a Participating Member, the validity, construction and enforcement of this Agreement shall be governed in all respects by the laws of the State of New York and venue shall be proper only in a court of competent jurisdiction located in the county and state in which such member is located or in Orange County, California. The parties agree to be subject to personal jurisdiction in and consent to service of process issued by a court in which venue is proper as defined in this Section 15.1.

15.2 Modification and Waiver. No modification of this Agreement shall be deemed effective unless in writing and signed by each of the parties hereto. Any waiver of a breach of any provision(s) of this Agreement shall not be deemed effective unless in writing and signed by the party against whom enforcement of the waiver is sought.

15.3 Headings. The descriptive headings of the sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any provision hereof.

15.4 Assignment. Purchasing Partners shall have the right, on written notice but without Seller’s consent, to assign Purchasing Partners’ rights, title and interest under this Agreement to any entity owned or controlled by Premier, and/or Purchasing Partners or under common ownership or control with Premier, and/or Purchasing Partners. Seller shall have the right, on written notice but without Seller’s consent, to assign Purchasing Partners’ rights, title and interest under this Agreement to any entity owned or controlled by Seller or under common ownership or control with Seller. Except as set forth in the foregoing sentence, neither party may assign, subcontract, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder, nor may it contract with third parties to perform any of its obligations hereunder except as contemplated in this Agreement, without the other party’s prior written consent.

15.5 Severability. If any part of this Agreement shall be determined to be invalid, illegal or unenforceable by any valid Act of Congress or act of any legislature or by any regulation duly promulgated by the United States or a state acting in accordance with the law, or declared null and void by any court of competent jurisdiction, then such part shall be reformed, if possible, to conform to the law and, in any event, the remaining parts of this Agreement shall be fully effective and operative insofar as reasonably possible.

15.6 Notices. Any notice required to be given pursuant to the terms and provisions hereof shall be in writing, postage and delivery charges pre-paid, and shall be sent by telecopier, hand delivery, overnight mail service, first-class mail or certified mail, return receipt requested, to Purchasing Partners or Seller at the addresses and/or facsimile numbers set forth on the Cover Sheet. Any party may change the address to which notices are to be sent by notice given in accordance with the provisions of this section. Notices hereunder shall be deemed to have been given, and shall be effective upon actual receipt by the other party, or, if mailed, upon the earlier of the fifth (5th) day after mailing or actual receipt by the other party. Seller shall provide a copy of any notice to Purchasing Partners provided under this Section to the Premier Legal Department at the following address:

Premier Legal Department

2320 Cascade Pointe Blvd.

Charlotte, NC 28208

Telephone: (704) 733-5594

Fax: (704) 733-4519

Attention: Vice President, Legal Services

15.7 Enforceability. The parties hereto acknowledge and agree that (a) this Agreement is entered into by Purchasing Partners for the express, intended benefit of Participating Members, (b) each of the Participating Members shall be and constitute an intended third-party beneficiary of the representations, warranties, covenants and agreements of the Seller contained herein, and (c) each of the Participating Members shall be entitled to enforce the terms and provisions of this Agreement to the same extent as Purchasing Partners.

15.8 Independent Contractors. The parties’ relationship hereunder is that of independent contractors. This Agreement does not create any employment, agency, franchise, joint venture, partnership or other similar legal relationship between Purchasing Partners and Seller. Neither party has the authority to bind or act on behalf of the other party except as otherwise specifically stated herein.

15.9 Attorneys’ Fees. Should any party engage an attorney for the purpose of enforcing this Agreement or any judgment based hereon in any court, including bankruptcy court, courts of appeal or arbitration proceedings, the prevailing party shall be entitled to receive its reasonable attorneys’ fees and costs in addition to any other relief granted.

15.10 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

15.11 Force Majeure. The obligations of either party to perform under this Agreement will be excused during each period of delay caused by acts of God, war or terrorism, or by shortages of power or materials or government orders which are beyond the reasonable control of the party obligated to perform and prevents the party from being able to perform (“Force Majeure Event”). In the event that either party ceases to perform its obligations under this Agreement due to the occurrence of a Force Majeure Event, such party shall: (a) immediately notify the other party in writing of such Force Majeure Event and its expected duration; (b) take all reasonable steps to recommence performance of its obligations under this Agreement as soon as possible. In the event that any Force Majeure Event delays a party’s performance for more than thirty (30) days following notice by such party pursuant to this Agreement, the other party may terminate this agreement immediately upon written notice to such party.

15.12 Audit of Costs. Seller shall permit Purchasing Partners to have an independent third party accounting firm conduct periodic audits of records relating to Seller’s performance under this Agreement including without limitation relevant orders, invoices, volume reports and administrative fees. At a minimum, Seller shall maintain and have available for review the following documents in connection with an audit: electronic copies of volume and administrative fee files previously sent to Purchasing Partners, copies of the Membership Rosters utilized by Seller in performing under this Agreement, records of all sales made to Participating Members under

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PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

Seller: Masimo Americas, Inc.	Contract Number: PP-NS-540

this Agreement (in a format that allows for re-querying of the data), an electronic listing of all Products purchased during the term of this Agreement (in a format that allows for re-querying of the data) which can be used as the basis for confirming total Participating Member purchase volume and total Purchasing Partners Administrative Fees due under this Agreement, a cross reference between Seller’s internal customer numbers and Purchasing Partners-approved entity code numbers (in the event that Purchasing Partners’ entity code numbers are not loaded into Seller’s information system) and Participating Member Designation Forms and/or letters of commitment and their effective dates. The audits shall be conducted upon reasonable advance notice during regular business hours at Seller’s principal office and in such a manner as not to unduly interfere with Seller’s operations. In the event any audit reveals an underreporting of Purchasing Partners Administrative Fees in excess of the greater of $5,000 or 5% of the total Purchasing Partners Administrative Fees paid in any reporting period, or in aggregate for the entire audit period, then the costs of the audit, including labor, outside consultant fees, out-of-pocket expenses and administrative charges to perform the review shall be reimbursed to Purchasing Partners by Seller within thirty (30) days of Seller’s receipt of an invoice therefore from Purchasing Partners. In the event such audit reveals an over-reporting of Purchasing Partners Administrative Fees, Seller may apply such balance to subsequent monthly Participation Fee payments.

15.13 Minority, Woman-Owned and Small Businesses. On or before the Effective Date, Seller shall provide to Purchasing Partners a copy of Seller’s current supplier diversity policy. Such policy shall set forth the manner in which Seller intends to comply with Purchasing Partners Minority, Woman-Owned, and Small Business Policy set forth in Exhibit F hereto. In this regard, Seller acknowledges that it will use commercially reasonable efforts to spend a minimum of three percent (3%) of its annual production and raw material costs with minority-owned businesses and a minimum of two percent (2%) of such costs with women-owned businesses.

Notwithstanding any provision to the contrary in this Agreement, Purchasing Partners shall have the right at any time to contract with any supplier that has been certified by a state or federal agency as a Minority, Woman-Owned and/or Veteran-Owned business (collectively, “Diversity Suppliers”), regardless of any limitation on the number of contracted suppliers or other restrictions set forth herein. Purchases by Participating Members from Diversity Suppliers shall not be counted against any participation level or percentage purchasing requirements set forth in this Agreement and shall have no effect on Seller’s pricing and other terms under this Agreement.

15.14 Entire Agreement. This Agreement, including the Cover Sheet, the Additional Terms and Conditions (if any) and all Exhibits hereto, constitutes the entire understanding and agreement between Seller and Purchasing Partners concerning the subject matter hereof, and supersedes all prior negotiations, agreements and understandings between Seller and Purchasing Partners, whether oral or in writing, concerning the subject matter hereof, including, but not limited to, all prior agreements between Seller and either Purchasing Partners, AmHS Purchasing Partners, L.P., American Healthcare Systems, Inc., Premier Health Alliance, Inc., or SunHealth Alliance, Inc., whether or not assigned to Purchasing Partners, Purchasing Partners or Premier.

15.15 Labor and Employment Laws. Seller represents and warrants that it complies with applicable labor and employment laws and prohibits any form of child labor or other exploitation of children in the manufacturing and delivery of Products, consistent with provisions of the International Labor Organization’s Minimum Age Convention of 1973. A child is any person who is less than fourteen (14) years of age or who is younger than the compulsory age to be in school in the country in which Seller’s business is being conducted, if that age is higher than fourteen (14).

15.16 No Additional Obligations Imposed by Seller. Except as expressly set forth herein, Seller shall not impose any obligations on Purchasing Partners and/or Participating Members as a condition to receiving any of the benefits set forth in this Agreement.

15.17 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.

15.18 Electronic Commerce. Seller hereby acknowledges that Purchasing Partners and/or its affiliates are currently developing technology and electronic commerce (“e-commerce”) processes which may enable Participating Members and Seller to more efficiently purchase and sell products, supplies and equipment, exchange information and make payments (e.g., through use of the Internet). Seller consider in good faith implementation of any e-commerce system adopted by Purchasing Partners and/or its affiliates for group purchasing activities (including without limitation Supply Chain Advisor and GHX applications) and shall cooperate in all reasonable respects with Purchasing Partners and/or its affiliates in integrating any such e-commerce systems into Seller’s systems. Any such e-commerce system shall be owned by and proprietary to Purchasing Partners and/or its affiliates. Further, Seller agrees during the term of this Agreement not to direct or otherwise encourage Participating Members to use e-commerce systems other than the system promoted, developed and/or operated by Purchasing Partners and/or its affiliates.

With respect to Supply Chain Advisor, implementation shall include participation in training sessions, identification of authorized individuals to accept Participating Member Designation Forms or other similar forms for the same purpose (“PMDF”) electronically and validation of the price tier. Seller acknowledges that the PMDF, if reasonably required by Seller, shall be submitted and accepted electronically through Supply Chain Advisor. Seller shall accept and implement all PMDFs within thirty (30) calendar days of Participating Members’ submissions. PMDFs submitted electronically shall have the same force and effect as the PMDF attached hereto.

15.19 Technology Breakthroughs. Purchasing Partners believes an essential element of advancing the core objectives and mission of Premier is to encourage the development of health care technology which significantly improves the quality, process and/or outcome of care. In support of this belief, the Parties acknowledge that certain Products which incorporate breakthrough technologies (“Breakthrough Products”) have the potential to significantly improve safety to patients or hospital staff, significantly improve non-clinical operational efficiency, or deliver dramatic process of care cost savings or improved clinical outcomes when compared to the level of safety, operational efficiency, process of care and/or outcomes delivered through use of the Products. Purchasing Partners therefore reserves the right to enter into agreements with the supplier(s) of such Breakthrough

13 of 17

PREMIER PURCHASING PARTNERS, L.P.

STANDARD TERMS AND CONDITIONS

GROUP PURCHASING AGREEMENT-CAPITAL EQUIPMENT

Seller: Masimo Americas, Inc.	Contract Number: PP-NS-540

Products in order to make such Products available to Participating Members. Seller hereby agrees that the purchase of such Breakthrough Products by Participating Members shall not negatively impact such members’ access to any favorable terms and conditions offered under this Agreement.

15.20 Controlling Document. In the event of any conflict between this Agreement and any document, instrument or agreement prepared by Purchasing Partner, Participating Members, or Seller (including without limitation any such entity’s s purchase orders, invoices and warranties), the terms of this Agreement shall control. In the event of any conflict between Purchasing Partners Standard Terms and Conditions (as amended) and any Exhibits, the terms of the amended Purchasing Partners Standard Terms and Conditions shall control.

15.21 Seller Information Sheet. Concurrent with the execution of this Agreement, Seller shall complete and return to Purchasing Partners the Seller Information Sheet set forth as Exhibit G.

15.22 Member Agreement(s). In the event Seller and a Participating Member enter into a Member Agreement where such Member Agreement is developed by Seller or offered to Participating Member on Seller’s form or paper, Seller shall ensure that the terms and conditions offered to Participating Member are consistent with or at least as favorable as the terms and conditions contained herein.

☐ End of Standard Terms and Conditions ☐

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PREMIER PURCHASING PARTNERS, L.P.

HIPAA ADDENDUM

GROUP PURCHASING AGREEMENT

I.	GENERAL PROVISIONS

Section 1. Effect. This Addendum supplements, modifies and amends any and all agreements, whether oral or written, between Purchasing Partners and Seller and relates to the disclosure of protected health information (“PHI”) by Participating Members to Seller, or the creation or receipt of PHI by Seller on behalf of Participating Members (the “Agreement(s)”). The terms and provisions of this Addendum shall supersede any other conflicting or inconsistent terms and provisions in any Agreement(s) between Purchasing Partners and Seller, including all exhibits or other attachments thereto and all documents incorporated therein by reference.

Section 2. Amendment. Seller and Purchasing Partners agree to amend this Addendum to the extent necessary to allow either Seller or Participating Members to comply with the Privacy Rule, the Standards for Electronic Transactions (45 C.F.R. Parts 160 and 162) and the Security Rule (collectively, the “Standards”) promulgated or to be promulgated by the Secretary or other regulations or statutes. Seller agrees that it will fully comply with all such Standards and that it will agree to amend this Addendum to incorporate any material terms required by the Standards.

Section 3. Definitions. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in Part IV of this Addendum.

II.	OBLIGATIONS OF SELLER

Section 1. Use and Disclosure of Protected Health Information. Seller may use and disclose PHI only as required to satisfy its obligations under the Agreement(s), as permitted herein, or as required by law, but shall not otherwise use or disclose any PHI. Seller shall not, and shall ensure that its directors, officers, employees, contractors and agents do not, use or disclose PHI received from a Participating Member in any manner that would constitute a violation of the Privacy Standards if used by the Participating Member, except that Seller may use PHI (i) for Seller’s proper management and administrative services, (ii) to carry out the legal responsibilities of Seller or (iii) to provide data aggregation services relating to the health care operations of Participating Member if required under the Agreement(s). Seller hereby acknowledges that, as between Seller and Participating Members, all PHI shall be and remain the sole property of Participating Members, including any and all forms thereof developed by Seller in the course of its fulfillment of its obligations pursuant to this Addendum. Seller further represents that, to the extent Seller requests that a Participating Member disclose PHI to Seller, such a request is only for the minimum necessary PHI for the accomplishment of Seller’s purpose.

Section 2. Safeguards Against Misuse of Information. Seller agrees that it will implement appropriate administrative, technical and physical safeguards to protect the confidentiality, integrity and availability of PHI and to prevent the use or disclosure of PHI other than pursuant to the terms and conditions of this Addendum.

Section 3. Reporting of Disclosures of Protected Health Information. Seller shall, within thirty (30) days of becoming aware of any Security Incident (as defined in the Security Rule) or any use or disclosure of PHI in violation of this Addendum by Seller, its officers, directors, employees, contractors or agents or by a third party to which Seller disclosed PHI pursuant to Section II.4 of this Addendum, report any such disclosure to Purchasing Partners and applicable Participating Members.

Section 4. Agreements by Third Parties. Seller shall obtain and maintain an agreement with each agent or subcontractor that has or will have access to PHI, which is received from, or created or received by Seller on behalf of Participating Members, pursuant to which agreement such agent or subcontractor agrees to be bound by the same restrictions, terms and conditions that apply to Seller pursuant to this Addendum with respect to such PHI.

Section 5. Access to Information. Within five (5) days of a request by a Participating Member for access to PHI about an individual contained in a Designated Record Set, Seller shall make available to the Participating Member such PHI for so long as such information is maintained in the Designated Record Set. In the event any individual requests access to PHI directly from Seller, Seller shall within two (2) days forward such request to Participating Member. Any denials of access to the PHI requested shall be the responsibility of Participating Member.

Section 6. Availability of Protected Health Information for Amendment. Within ten (10) days of receipt of a request from a Participating Member for the amendment of an individual’s PHI or a record regarding an individual contained in a Designated Record Set (for so long as the PHI is maintained in the Designated Record Set), Seller shall provide such information to Participating Member for amendment and incorporate any such amendments in the PHI as required by 45 C.F.R. §164.526.

Section 7. Accounting of Disclosures. Within ten (10) days of notice by a Participating Member to Seller that it has received a request for an accounting of disclosures of PHI, other than related to the treatment of the patient, the processing of

PREMIER PURCHASING PARTNERS, L.P.

HIPAA ADDENDUM

GROUP PURCHASING AGREEMENT

payments related to such treatment, or the operation of a covered entity or its business associate and not relating to disclosures made earlier than six (6) years prior to the date on which the accounting was requested, Seller shall make available to Participating Member such information as is in Seller’s possession and is required for Participating Member to make the accounting required by 45 C.F.R. §164.528. At a minimum, Seller shall provide Participating Member with the following information: (i) the date of the disclosure, (ii) the name of the entity or person who received the PHI and, if known, the address of such entity or person, (iii) a brief description of the PHI disclosed, and (iv) a brief statement of the purpose of such disclosure which includes an explanation of the basis for such disclosure. In the event the request for an accounting is delivered directly to Seller, Seller shall within two (2) days forward such request to Participating Member. Seller hereby agrees to implement an appropriate recordkeeping process to enable it to comply with the requirements of this Section.

Section 8. Availability of Books and Records. Seller hereby agrees to make its internal practices, books and records relating to the use and disclosure of PHI received from, or created or received by Seller on behalf of, a Participating Member available to the Secretary for purposes of determining Participating Member’s compliance with the Privacy Standards.

Section 9. Indemnification. Seller hereby agrees to indemnify and hold Purchasing Partners and Participating Members harmless from and against any and all liability and costs, including attorneys’ fees, created by a breach of this Addendum by Seller, its agents or subcontractors, without regard to any limitation or exclusion of damages provision otherwise set forth in the Agreement(s).

III.	OBLIGATIONS OF PARTICIPATING MEMBER

Section 1. Participating Member shall notify Seller of any limitation(s) in its notice of privacy practices of Participating Member in accordance with 45 CFR § 164.520, to the extent that such limitation may affect Seller’s use or disclosure of Protected Health Information.

Section 2. Participating Member shall notify Seller of any changes in, or revocation of, permission by the individual to use or disclose Protected Health Information, to the extent that such changes may affect Seller’s use or disclosure of Protected Health Information.

Section 3. Participating Member shall notify Seller of any restriction to the use or disclosure of Protected Health Information that Participating Member has agreed to in accordance with 45 CFR § 164.522, to the extent that such restriction may affect Seller’s use or disclosure of Protected Health Information.

IV.	TERMINATION OF AGREEMENT WITH SELLER

Section 1. Term. This Addendum shall become effective on the later of April 14, 2003 or the effective date of the Agreement and, unless otherwise terminated as provided herein, shall continue to be effective until superseded by another agreement or until the relationship between Participating Members and Seller ceases.

Section 2. Termination Upon Breach of Provisions Applicable to Protected Health Information. Any other provision of the Agreement(s) notwithstanding, this Addendum and the Agreement(s) may be terminated by Purchasing Partners upon thirty (30) days written notice to Seller in the event that Seller breaches any provision contained in this Addendum and such breach is not cured within such thirty (30) day period. Participating Member may terminate its relationship with Seller in the event that Seller breaches any provision contained in this Addendum with respect to such Participating Member; provided, however, that in the event that termination of this Addendum with respect to such Participating Member is not feasible, in Participating Member’s sole discretion, Seller hereby acknowledges that Participating Member shall have the right to report the breach to the Secretary, notwithstanding any other provision of this Addendum or any Agreement(s) to the contrary.

Section 3. Return or Destruction of Protected Health Information upon Termination. Upon termination of this Addendum with respect to a certain Participating Member, Seller shall either return or destroy all PHI received from such Participating Member or created or received by Seller on behalf of such Participating Member and which Seller still maintains in any form. Seller shall not retain any copies of such PHI. Notwithstanding the foregoing, to the extent that Participating Member agrees that it is not feasible to return or destroy such PHI, the terms and provisions of this Addendum shall survive termination and such PHI shall be used or disclosed solely for such purpose or purposes which prevented the return or destruction of such PHI.

V.	DEFINITIONS FOR USE IN THIS ADDENDUM

“Data Aggregation” shall mean, with respect to PHI created or received by Seller in its capacity as the business associate of a Participating Member, the combining of such PHI by Seller with the PHI received by Seller in its capacity as a

PREMIER PURCHASING PARTNERS, L.P.

HIPAA ADDENDUM

GROUP PURCHASING AGREEMENT

business associate of another covered entity, to permit data analyses that relate to the health care operations of the respective covered entities.

“Designated Record Set” shall mean a group of records maintained by or for a Participating Member that is (i) the medical records and billing records about individuals maintained by or for such Participating Member, (ii) the enrollment, payment, claims adjudication, and case or medical management record systems maintained by or for a health plan; or (iii) used, in whole or in part, by or for such Participating Member to make decisions about individuals. As used herein the term “Record” means any item, collection, or grouping of information that includes PHI and is maintained, collected, used, or disseminated by or for Participating Member.

“Electronic Media” shall mean the mode of electronic transmissions. It includes the Internet, extranet (using Internet technology to link a business with information only accessible to collaborating parties), leased lines, dial-up lines, private networks, and those transmissions that are physically moved from one location to another using magnetic tape, disk, or compact disk media.

“Individually Identifiable Health Information” shall mean information that is a subset of health information, including demographic information collected from an individual, and

(i) is created or received by a health care provider, health plan, employer, or health care clearinghouse; and

(ii) relates to the past, present, or future physical or mental health or condition of an individual; the provision of health care to an individual; or the past, present or future payment for the provision of health care to an individual; and (a) identifies the individual, or (b) with respect to which there is a reasonable basis to believe the information can be used to identify the individual.

“Privacy Rule” shall mean the Standard for Privacy of Individually Identifiable Health Information, 45 C.F.R. Parts 160 and 164.

“Protected Health Information” shall mean Individually Identifiable Health Information that is (i) transmitted by electronic media, (ii) maintained in any medium constituting Electronic Media; or (iii) transmitted or maintained in any other form or medium. “Protected Health Information” shall not include (i) education records covered by the Family Educational Right and Privacy Act, as amended, 20 U.S.C. §1232g and (ii) records described in 20 U.S.C.§1232g(a)(4)(B)(iv).

“Secretary” shall mean the Secretary of the U.S. Department of Health and Human Services.

“Security Rule” shall mean the Security Standards, 45 C.F.R. Parts 160, 162 and 164.

EXHIBIT A-1

PRODUCT AND PRICING TERMS

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

1.	Pricing Tiers: Pricing tiers for Products shall vary according to total dollar volume of Products purchased per calendar year by Participating Members according to the following:

VOLUME TIERS	TOTAL PRODUCT PURCHASES ($ PER CALENDAR YEAR)
TIER 1	Access Tier
TIER 2	[. . . *** . . .]
TIER 3	[. . . *** . . .]
TIER 4	[. . . *** . . .]

2.	Pricing: The attached price list sets forth the net prices to be offered to Participating Members. Such prices do not reflect applicable Authorized Distributor fees.

3.	Price Protection: Seller agrees not to increase the Product prices set forth in the attached price list throughout the term of this Agreement.

4.	Aggregation Pricing Option: Participating Members which (i) operate multi-facility systems and have the ability to coordinate the purchasing decisions of such facilities, (ii) are group purchasing organizations (“GPOs”), or (iii) have established networks of facilities for purposes of group purchasing shall be entitled to aggregate the purchasing volume within their respective systems, group purchasing organizations and networks in order to meet the desired volume tier. For example, the parent organization of a multi-hospital health system that has the ability to coordinate the purchasing decisions of its member facilities or a GPO with members that are Participating Members shall have the right to aggregate the purchasing volume of its facilities in order to meet the desired volume tier. In this example, these parent organizations may be designated as “top parents” and/or “direct parents” on the Membership Roster.

5.	Market Checks: Upon Purchasing Partners’ reasonable request, Seller shall meet and confer in good faith with Purchasing Partners to determine the on-going competitiveness of Product pricing under this Agreement. To the extent necessary to address competitive conditions, and upon the parties’ mutual written consent, Product prices shall be reduced. Examples of competitive conditions requiring a price decrease include without limitation industry-wide price decreases or situations where a group purchasing organization which competes with Purchasing Partners enters into a contract with a competitor of Seller for products which are competitive with the Products at prices significantly below the prices charged for Products under this Agreement.

6.

Designation Form: Attached hereto is a Designation Form which, if reasonably deemed necessary by Seller, shall be used by Participating Members to indicate their desired level of participation under the Volume Tiers as well as designate whether they wish to invoke the Aggregation Pricing Option described in Section 4 above and direct their Authorized Distributors to automatically substitute generically equivalent Products covered under this Agreement in lieu of any products described in the Participating Member’s purchase orders which are not covered under this Agreement. The Designation Form shall not be required for Tier 1 or access pricing, or if Seller already possesses sufficient information indicating Participating Members’ preferences with respect to these issues (“Member Preference Information”) or Seller and Purchasing Partners mutually agree that the Designation Form will not be utilized. Purchasing

PROPRIETARY AND CONFIDENTIAL	EXHIBIT A-1	*Confidential Treatment Requested

EXHIBIT A-1

PRODUCT AND PRICING TERMS

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

Partners shall have the right to confirm the accuracy of any such Member Preference Information prior to Seller’s reliance thereon. In instances where Seller reasonably determines that completion of the Designation Form by Participating Members is necessary for the administration of this Agreement, Seller hereby acknowledges that Participating Members which purchase Products without completing and returning the Designation Form shall nonetheless be deemed to have purchased Products under this Agreement at Volume Tier 1 and without application of the Aggregation Pricing Option or Automatic Substitution until such time as a Designation Form is completed and returned which indicates a different preference. The Purchasing Partners Administrative Fees described in Section 10.1 of the Agreement shall be due and payable by Seller with respect to all purchases of Products by Participating Members whether or not the applicable Participating Member has completed and returned the Designation Form. Seller and Purchasing Partners shall use their commercially reasonable efforts to implement a system whereby Designation Forms (or Participating Members’ Volume Tier, and Aggregation Pricing Option and Automatic Substitution elections in lieu of the Designation Form) may be transmitted electronically rather than in paper form.

7.	Reporting: Upon request, Seller shall provide Purchasing Partners copies of Participating Members’ Designation Forms and any other information in Seller’s possession indicating Participating Members’ Volume Tier.

PROPRIETARY AND CONFIDENTIAL	EXHIBIT A-1

EXHIBIT A-2

PARTICIPATING MEMBER DESIGNATION FORM

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

1.	Tier. The undersigned Participating Member hereby designates the following desired tier under the above-referenced Premier Purchasing Partners, L.P. Group Purchasing Agreement:

a. Select one Tier by initialing below

Member Initials	TIERS	TOTAL PRODUCT PURCHASES ($ PER CALENDAR YEAR)
	TIER 1	Access Tier
	TIER 2	[. . . *** . . .]
	TIER 3	[. . . *** . . .]
	TIER 4	[. . . *** . . .]

2. Aggregation Pricing Option. By initialing where indicated below, the undersigned Participating Member or Participating Member group purchasing organization (“GPO”) hereby elects to invoke the Aggregation Pricing Option whereby such Participating Member which operates multi-facility systems and has the ability to coordinate the purchasing decisions of such facilities, or such entity that has an established network of facilities for purposes of group purchasing, shall be entitled to aggregate the purchasing volume within their respective systems and networks in order to meet the tier designated in Item 1 above. In order to invoke this election, the undersigned must be a Participating Member that is able to coordinate the purchasing decisions of the facilities it wishes to aggregate or a GPO with members that are Participating Members. Attached hereto as Schedule 1 is a list of all such facilities. The undersigned Participating Member or GPO shall be responsible for updating such list on an annual basis. The undersigned Participating Member or GPO hereby elects to invoke the Aggregation Pricing Option: Participating Member’s (or GPO’s) Initials: _______

3. Automatic Substitution. By initialing where indicated below, the undersigned Participating Member hereby authorizes and directs its Authorized Distributors to automatically substitute any generically equivalent Product covered under the above-referenced Group Purchasing Agreement in lieu of any product described in such Participating Member’s purchase orders which is not covered under such agreement. The undersigned Participating Member hereby elects to invoke Automatic Substitution: Participating Member’s Initials: _______

Participating Member’s Primary Distributor:                                             Secondary Distributor:

The undersigned Participating Member hereby acknowledges and confirms the above designations.

Hospital/GPO	Seller

Print Name of Person Signing	Print Name of Person Signing

Signature	Signature

Title of Person Signing	Title of Person Signing

Phone Number	Date Signed

E-mail Address

Date signed

Entity Code

Print Name of Participating Member/GPO

Address

City and State

PROPRIETARY AND CONFIDENTIAL	EXHIBIT A-2	*Confidential Treatment Requested

EXHIBIT A-2

PARTICIPATING MEMBER DESIGNATION FORM

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

Upon completion, please submit this form to both Seller and Premier.

Masimo Americas, Inc. Information – Fax: 949.297.7099	Premier, Inc.- Fax: 704.733.4895

SCHEDULE 1

LIST OF PARTICIPATING MEMBER’S (or GPO’s) FACILITIES

(For Purposes of Implementing the Aggregation Pricing Option)

[TO BE COMPLETED BY THE PARTICIPATING MEMBER OR GPO

AND UPDATED ON AN ANNUAL BASIS]

System name:

Premier Entity Code	Participating Facility Name	City	ST	Phone Number	Contact Name

PROPRIETARY AND CONFIDENTIAL	EXHIBIT A-2

EXHIBIT A-3 PRICE LIST Contract #: PP-NS-540	MASIMO AMERICAS PULSE OXIMETRY DEVICES Contract Effective: April 1, 2009

MASIMO Product Description	Part Number	LIST PRICE	UOM	QTY	TIER 1 Access Tier	TIER 2 [. . . *** . . .]	TIER 3 [. . . *** . . .]	TIER 4 [. . . *** . . .]
LNCS Adtx, Adult Adhesive Sensors, 18 in., 20/box	1859	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Pdtx, Pediatric Adhesive Sensors, 18 in., 20/box	1860	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS lnf, Infant Adhesive Sensors, 18 in., 20/box	2328	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Neo, Neonatal Adhesive Sensors, 18 in., 20/box	2329	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Neo PT, Soft touch Neonatal Adhesive, 18 in., 20/box	2330	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Adtx-3, Adult adhesive sensor, 3ft., 20/box	2317	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Pdtx-3, Pediatric adhesive sensor, 3ft., 20/box	2318	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Inf-3, Infant adhesive sensor, 3ft., 20/box	2319	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Neo-3, Neonatal/Adult adhesive sensor, 3ft., 20/box	2320	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS NeoPt-3, Neonatal Preterm adhesive sensor, 3ft., 20/box	2321	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS NeoPT-500 SofTouch, Neonatal Non-Adhesive Sensor, <1kg, 18 in., 20/box	2331	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS DC-I, Adult Reusable Sensor, 3 ft. 1/box	1863	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS DC-IP, Pediatric Reusable Sensor, 3 ft. 1/box	1864	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS TC-I, Tip-Clip EAR, Ear Reusable Sensor, 3 ft. 1/box	1895	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS TF-I, Reusable Forehead Sensor, 3 ft. 1/box	1896	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Yl, Multisite Reusable Sensor, 3 ft. 1/box	2258	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNC-4 Cable, 4 ft. Patient Cable, 1/box	2017	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNC-10 Cable, 10 ft. Patient Cable, 1/box	1814	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNC-14 Cable, 14ft. Patient Cable, 1/box	2013	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Red LNC-04, LNCS 20-pin SpO2, 4 ft. Patient Cable, 1/box	2055	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Red LNC-10, LNCS 20-pin SO2, 10 It. Patient Cable, 1/box	2056	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Red LNC-14, LNCS 20-pin SpO2, 14 ft. Patient Cable, 1/box	2057	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS to PC Series, LNCS Series to LNOP PC Series Adapter Cable, 18 in.	1816	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNC-4-EXT; LNCS Extension Cable, 4ft	2021	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNC-10-GE; LNCS to GE Patient Cable, 10 ft., SET	2016	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNC 10’ Patient Cable; LNCS Sensor to Philips 12-pin CMS SpO2, Adapter	2263	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNC 10’ Patient Cable to GE conventional SpO2, Adapter	2264	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNC 10’ Patient Cable to SL conventional SpO2, Adapter	2266	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNC 10’ Patient Cable to Nellcor 180 Oximeter, Adapter	2268	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNC 10’ Patient Cable to Nellcor 395 Oximeter, Adapter	2269	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNC-1 Patient Cable, 8 in., for use with Rad 5/5v and Rad 57	2364	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Adt, 20/box, Adult Adhesive Sensors	1001	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Adtx, 20/box, Adult Adhesive Sensors, transparent tape	1829	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Pdt, 20/box, Pediatric Adhesive Sensors	1025	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Pdlx, 20/box, Pediatric Adhesive Sensors, transparent tape	1830	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Neo, 20/box, Neonatal Adhesive Sensors	1002	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP NeoPt, 20/box, Neonatal Sensitive Skin Adhesive Sensors	1003	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Neo Bridge, 20/box, Neonatal Adhesive Sensors	1611	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]

PROPRIETARY AND CONFIDENTIAL	EXHIBIT A-3	*Confidential Treatment Requested

EXHIBIT A-3 PRICE LIST Contract #: PP-NS-540	MASIMO AMERICAS PULSE OXIMETRY DEVICES Contract Effective: April 1, 2009

MASIMO Product Description	Part Number	LIST PRICE	UOM	QTY	TIER 1 Access Tier	TIER 2 [. . . *** . . .]	TIER 3 [. . . *** . . .]	TIER 4 [. . . *** . . .]
LNOP NeoPt Bridge, 20/box, Neonatal Adhesive Sensors	1612	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Neo-L, 20/box, Neonatal Adhesive Sensors	1798	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP NeoPt-L, 20/box, Neonatal Sensitive Skin Adhesive Sensors	1651	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Inf-L, 20/box, Infant Adhesive Sensors	1800	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Newborn Neonatal, 20/box, Neonatal Sensor	2203	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Newborn Infant, 20/box, Neonatal Sensor	2204	[. . . *** . . .]	Box	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Blue, 10/box, Neonatal/Infant/Pediatric Sensor	1970	[. . . *** . . .]	Box	10	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOPv Ad. Adult value line adhesive sensor, 24/box	1277	[. . . *** . . .]	Box	24	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOPv In: Infant value line adhesive sensor, 24/box	1832	[. . . *** . . .]	Box	24	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOPv Ne: Neonatal value fine adhesive sensor, 24/box	1831	[. . . *** . . .]	Box	24	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP DCI, Adult Reusable Sensor, 1/box	1269	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP DCSC, Adult Reusable Spotcheck Sensor, 3 ft cable, 1/box	1396	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP DC-I-dc12, Adult Reusable Direct Connect Sensor, 12 foot cable, 1/box	1969	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP DCIP, Pediatric Reusable Sensor, 1/box	1276	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP TC-l Tip-Clip, Reusable Sensor, 1/box	1794	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP TF-l Transflectance Forehead Sensor, Reusable, 1/box	1793	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP DC-195 (LNOPv-150), 1/box	1560	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP YI, Multisite Reusable Sensor, 1/box	1544	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
PC04 Cable, 1/box, 4 ft. LNOP Patient Cable	1173	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
PC08 Cable, 1/box, 8 ft. LNOP Patient Cable	1005	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
PC12 Cable, 1/box, 12 ft. LNOP Patient Cable	1006	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
PC04-Ext Cable, 1/box, 4 ft. LNOP Extension Cable	1619	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Red PC-04: LNOP 20-pin SpO2; LNOP Patient Cable for Rad-57 or Radical-7 Oximeters, 4 ft.	2058	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Red PC-08: LNOP 20-pin SpO2; LNOP Patient Cable for Rad-57 or Radical-7 Oximeters, 8 ft.	2059	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Red PC-12: LNOP 20-pin SpO2; LNOP Patient Cable for Rad-57 or Radical-7 Oximeters, 1/box, Patient Cable, 12 ft.	2060	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
PXC16 LNOP Mountable Extension Cable, 1/box, 16 ft. Extension Cable	1520	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
PXC30 LNOP Mountable Extension Cable, 1/box, 30 ft. Extension Cable	1555	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
PC-12-GE, LNOP to GE Patient Cable, 12ft.	1978	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNC MP10 Dual-Key patient cable for IntelliVue Masimo SET Module and IntelliVue (Replaces pn#1902 and #1949)	2281	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP MP12 Dual-Key patient cable for IntelliVue Masimo SET Module and InlelliVue MMS (Replaces pn#1847 and #1848)	2282	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
RED DCI-dc3, Adult Reusable Direct Connect Sensor, 3 ft, (No Cable Req’d; for Rad-57 & Radical-7), 1/box	2053	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
RED DCI-dc12, Adult Reusable Direct Connect Sensor, 12 ft. (No Cable Req’d; for Rad-57 & Radical-7), 1/box	2054	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]

PROPRIETARY AND CONFIDENTIAL	EXHIBIT A-3	*Confidential Treatment Requested

EXHIBIT A-3 PRICE LIST Contract #: PP-NS-540	MASIMO AMERICAS PULSE OXIMETRY DEVICES Contract Effective: April 1, 2009

MASIMO Product Description	Part Number	LIST PRICE	UOM	QTY	TIER 1 Access Tier	TIER 2 [. . . *** . . .]	TIER 3 [. . . *** . . .]	TIER 4 [. . . *** . . .]
RED DCIP-dc3: 3’ DCSC Pediatric Finger Sensor with Direct Connection to Monitor (No Cable Req’d; for Rad-57 & Radical-7), 1/box	2256	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
RED DCIP-dc3: 3’ DCSC Pediatric Finger Sensor with Direct Connection to Monitor (No Cable Req’d; for Rad-57 & Radical-7), 1/box	2257	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Configurable, Rad-8, Horizontal (fka PN 9019)	9190	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Configurable, Rad-8, Vertical (fka PN 9020)	9191	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Configurable Rad-9 Pulse Oximeter (fka #1603)	9028	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Radical Docking Station RDS-1, Refurbished	1797	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Configurable, Radical Docking Station RDS-1 (fka #1310)	9021	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Radical Docking Station RDS-1B (w/Ext Battery )	1311	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Configurable, Radical Docking Station RDS-3 (fka #1712)	9023	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Radical Handheld, Green Screen, Refurbished	1796	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Radical-7 Handheld, Blue Screen (fka PN#9031)	9153	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Radical-7 Handheld, Color Screen	9086	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Rad-87 Pulse Co-Oximeter, Without Radio	9132	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Rad-87 Pulse Co-Oximeter, With Radio	9134	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Configurable, Rad-5 Handheld Pulse Oximeter, incl. LNOP DCSC Reusable sensor and Ops Manual, Premium, World Wide, DCSC (fka #1883 or #1802)	9025	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Configurable, Rad-5v Handheld Pulse Oximeter, incl., LNOP DCSC Reusable sensor and Ops Manual, World Wide, DCSC (fka #1884 or #1705)	9026	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Rad-5 Handheld Pulse Oximeter, Premium, PC-04 Patient Cable & LNOP Adhesive sensor kit and Ops Manual	1892	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Rad-5v Handheld Pulse Oximeter, PC-04 Patient Cable & LNOP Adhesive sensor kit and Ops Manual	1891	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Rad-5 Handheld Pulse Oximeter, Premium, DC-IP Pediatric Reusable Sensor & PC-04 Patient Cable and Ops Manual	1957	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Rad-5v Handheld Pulse Oximeter, DC-IP Pediatric Reusable Sensor & PC-04	1958	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Water Resistant Handheld Carrying Case for Rad-57, Black	2207	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Water Resistant Handheld Carrying Case for Rad-57, Red	2208	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Rad-5/5v Handheld Soft Carrying Case	13158	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
TrendCom Trend Download Software	1908	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Rad-5/5v PRONTO Trend download serial cable	1909	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Rad-57 PRONTO Trend download serial cable	2063	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Handheld Protective Boot - Gray	1842	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Handheld Protective Boot - Yellow	1980	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Handheld Protective Boat - Red	1981	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Handheld Protective Boot - Orange	1982	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Handheld Protective Boot - Royal Blue	2097	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]

PROPRIETARY AND CONFIDENTIAL	EXHIBIT A-3	*Confidential Treatment Requested

EXHIBIT A-3 PRICE LIST Contract #: PP-NS-540	MASIMO AMERICAS PULSE OXIMETRY DEVICES Contract Effective: April 1, 2009

MASIMO Product Description	Part Number	LIST PRICE	UOM	QTY	TIER 1 Access Tier	TIER 2 [. . . *** . . .]	TIER 3 [. . . *** . . .]	TIER 4 [. . . *** . . .]
Handheld Protective Boot - Light Blue; use w/Rad5, Rad-5v and Rad 57	2098	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Handheld Protective Boot - Pink; use w/Rad5, Rad-5v and Rad 57	2099	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
MAC-1 Adapter Cable, LNOP Sensor to Nellcor device, Patient Cable, or LNCS Series Patient Cables, 18 in.	1645	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
MAC-1 Adapter Cable, LNOP Sensor to Neilcor device or LNCS Series Patient	1927	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Sample Kit, MAC-1 Adapter Cable, LNOP DC-I	1937	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
MAC-1 & LNOP DC-195 Sample Kit	1805	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Sample Kit, MAC-1 Adapter Cable, 2 LNOP Adt, 2 LNOP Pdt	1806	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Sample Kit, MAC-1 Adapter Cable, 2 LNOP Neo-L, 2 LNOP Inf-L	1807	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
AC-1 LNOP Sensor to Philips CMS Instrument Adapter Cable, 12 pin, 12 ft.	1849	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Replacement adhesive tapes for LNCS Inf and Inf-3 sensors, 100/box	2307	[. . . *** . . .]	Each	100	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Replacement adhesive tapes for LNCS Neo and Neo-3 sensors, 100/box	2308	[. . . *** . . .]	Each	100	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Replacement adhesive tapes for LNCS NeoPt and NeoPt-3 sensors, 10/pack	2309	[. . . *** . . .]	Each	10	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Replacement Wraps for LNCS NeoPT-500 and LNCS Newborn Inf/Ped, 10/pack	2322	[. . . *** . . .]	Each	10	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Replacement Posey Wrap Bag for LNOP NeoPt and NeoPt-Bridge Sensors, 12/pack	1053	[. . . *** . . .]	Each	12	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Replacement Tapes Bag for LNOP Neo and Neo-Bridge Sensors, 100/pack	1054	[. . . *** . . .]	Each	100	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Replacement wrap for 1651 LNOP NeoPt-L sensor, 10/pack	1926	[. . . *** . . .]	Each	10	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Replacement Tapes for 1798 LNOP Neo-L Sensors, 100/pack	1799	[. . . *** . . .]	Each	100	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Replacement Tapes for 1800 LNOP Inf-L Sensors, 100/pack	1801	[. . . *** . . .]	Each	100	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
CleanShield™ Multisite Wrap, 100/box, Adult/Pediatric/Neonatal adhesive attachment wraps for LNOP Yl Multisite Reusable Sensor	1596	[. . . *** . . .]	Each	100	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Standard Multisite Wrap, 100/box, Adult/Pediatric/Neonatal adhesive attachment wraps for LNOP Yl Multisite Reusable Sensor	1597	[. . . *** . . .]	Each	100	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Standard Petite Wrap, 100/box, Adult slender digit/Pediatric/Neonatal adhesive attachment wraps for LNOP Yl Multisite Reusable Sensor	1598	[. . . *** . . .]	Each	100	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Foam Wraps for LNOP Yl Sensors, 12/pack	1602	[. . . *** . . .]	Each	12	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Accessory Clothing Clips, 5/pack	1601	[. . . *** . . .]	Each	5	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Accessory Adhesive Squares, (144 squares per pack)	1600	[. . . *** . . .]	Each	144	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Headband for LNOP/LNCS TF-I, 5/pack	1608	[. . . *** . . .]	Each	5	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Adhesive Pad LNOP/LNCS TF-I, 20/pack	1903	[. . . *** . . .]	Each	20	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Headband for LNOP/LNCS TF-I, 12/box	2215	[. . . *** . . .]	Box	12	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Sensor Application Training Pack, 1-Adt, 1-Pdt, 1-Neo, 1-NeoPt, 2 cotton swabs, 2 alcohol swabs, 1-foot w/app. Card	1282	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Sensor Sample Pack, 4-Adt, 2-Pdt, 2-Neo, 2-NeoPt Adhesive Sensors	1116	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]

PROPRIETARY AND CONFIDENTIAL	EXHIBIT A-3	*Confidential Treatment Requested

EXHIBIT A-3 PRICE LIST Contract #: PP-NS-540	MASIMO AMERICAS PULSE OXIMETRY DEVICES Contract Effective: April 1, 2009

MASIMO Product Description	Part Number	LIST PRICE	UOM	QTY	TIER 1 Access Tier	TIER 2 [. . . *** . . .]	TIER 3 [. . . *** . . .]	TIER 4 [. . . *** . . .]
LNCS Sensor Sample Pack, 3-Adtx, 1-Pdtx	1897	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Neo Sensor Sample Pack, 2-Neo-L, 1-Pdtx, 1-Inf-L	1898	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Sensor Sample Pack, 1-Adtx, 1-Pdtx, 1-Neo-L, 1-Inf-L	1899	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Sensor Training Kit, 1-Adtx, 1-Pdtx, 1-lnf, 1-Neo, 1-NeoPt Adhesive Sensors and 1-foot w/application Card	2345	[. . . *** . . .]	Pack	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Sensor Sample Pack, 3 ft. 1 Adtx-3, 1 Pdtx-3, 1 Inf-3 and 1 Neo-3 Adhesive	2346	[. . . *** . . .]	Pack	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Adult Sample Pack, 1-Adtx, 1-Pdtx, and 1-Neo Adhesive Sensors	2347	[. . . *** . . .]	Pack	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNCS Neo Sample Pack, 1-lnf, 1-Neo and 1-NeoPt Adhesive Sensors	2348	[. . . *** . . .]	Pack	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Neo Sensor Sample Pack, 3-Neo, 1-NeoPt	1229	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Sensor Sample Pack, 2-Adt, 1-Ped, 1-Neo	1283	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP Adult Sensor Sample Pack, 3-Adt / 1-Pdt Adhesive Sensors	1228	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SPO2 COM A, Adult Adhesive Sensors, 24/box	1774	[. . . *** . . .]	Box	24	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SPO2.COM P, Pediatric Adhesive Sensors, 24/box	1775	[. . . *** . . .]	Box	24	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SPO2.COM N, Neonatal Adhesive Sensors, 24/box	1776	[. . . *** . . .]	Box	24	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SPO2.COM I, Infant Adhesive Sensors, 24/box	1777	[. . . *** . . .]	Box	24	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SPO2.COM RS-I reusable finger clip	1778	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SP02.COM Sensor Sample Pack (1 ea. Ad, Pd, Ne and In)	1851	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
NRC-180 Patient Cable, Nellcor 180 to SPO2.COM, 10 ft, 1/box	1810	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
NRC-395 Patient Cable, Nellcor 395 to SPO2.COM, 10 ft, 1/box	1811	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
NRC-GE Patient Cable, GE to SPO2.COM, 10 ft, 1/box	1854	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
NRC-P12 Patient Cable, Philips 12-pin to SPO2.COM, 10 ft, 1/box	1853	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
NRC-P8 Patient Cable, Philips 8-pin to SPO2.COM, 3.3ft	1852	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
NRC-P8 EXT Extension Cable, 2m, 1/box	1886	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
NRC-SL Patient Cable, SpaceLabs to SPO2.COM, 10ft	1900	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, AT01, Masimo	1595	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, DO01, Masimo	1324	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, DO02, Masimo	1326	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, DO03, Masimo	1528	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, DO04, Masimo	1533	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, DO05, Masimo	2023	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, DO06, Masimo	2223	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, DS01, Masimo	1325	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, DS02, Masimo	1539	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, DS03, Masimo	1365	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, HP03, Masimo	1357	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, MQ01, Masimo	1321	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, MS01, Masimo	1789	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, NK0I, Masimo	1367	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, NK02, Masimo	1368	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, OH01, Masimo	1366	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]

PROPRIETARY AND CONFIDENTIAL	EXHIBIT A-3	*Confidential Treatment Requested

EXHIBIT A-3 PRICE LIST Contract #: PP-NS-540	MASIMO AMERICAS PULSE OXIMETRY DEVICES Contract Effective: April 1, 2009

MASIMO Product Description	Part Number	LIST PRICE	UOM	QTY	TIER 1 Access Tier	TIER 2 [. . . *** . . .]	TIER 3 [. . . *** . . .]	TIER 4 [. . . *** . . .]
SatShare Cable, OH02, Masimo	1646	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, SL01, Masimo	1323	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, SL02, Masimo	1362	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Cable, SM01, Masimo	1322	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SatShare Extension Cable, Masimo	1605	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Masimo SET IntelliVue Module (Module and MP12 Patient Cable)	1846	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Masimo SET VueLink Module w/cable (Module and VueLink cable)	1881	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
VueLink cable; for use with Masimo SET, 3 ft.	1841	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
GE Tram upgrade (see note: Minimum 10 units required)	12949	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
GE Dash upgrade (see note: Minimum 10 units required)	13108	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
ProCal cable; Masimo 1.5m, Drager/Siemens	1592	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNC-SL 10 Cable, 10 ft, LNCS TO Spacelabs Patient Cable, 1/box	2432	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
LNOP-SL 12 Cable, 12ft, LNOP to Spacelabs Patient Cable, 1/box	2433	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
3Com Wireless Bridge	14422	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Cable, Male-Male, 3Com - Serial Port	14530	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Antenna, 2.4/5 GHz, 3Com	14423	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
3COM - Radical Bracket	32054	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
RAD-8 Bracket	32055	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Wireless Access Points - Cisco 1242AG	14256	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Antenna, Ceiling Mount, 2 dBi Diversity, Omnidirectional, 2.4 GHz	14260	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Antenna, Wall Mount, 6.5 dBi Diversity, Omnidirectional, 2.4 GHz	14261	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Antenna, Wall Mount, 4.5 dBi Diversity, Cisco AVT-5145 5.8 GHz	14573	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Antenna, Wall Mount, 9.5 dBi Diversity, Cisco AVT-5195, 5.8 GHz	14574	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Network Switch (Basic) - NetGear	14263	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
SMC Network Switch (Rack Mount)	14858	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
HP Proliant DL140 G3 Rack Mount Server	14802	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
HP DL320G3/DL 140G3 DVD/CDRW Drive	14803	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
4U Rackmount Cabinet, Black XRackPro2 Noise Reduction Enclosure	14857	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
HP R1500 G2 UPS	14804	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Patient SafetyNet Terminal PC	14868	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Monitor	15009	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Patient SafetyNet Software	2429	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Paging Transmitter	14424	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Pager 456 - 460 MHz	14253	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Pager 460 - 464 MHz	14254	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Pager 464 - 468 MHz	14255	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
RadLink Transceiver Programming Kit (One required per installation. Incl. RadLink Master Transceiver, power supply, serial cable, antenna and mounting hardware, Installation Software CD, and Null Modem Serial Programming Cable) w/o Laptop	1880	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
RadLink mounting bracket for Radical (includes mounting screws)	1888	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]

PROPRIETARY AND CONFIDENTIAL	EXHIBIT A-3	*Confidential Treatment Requested

EXHIBIT A-3 PRICE LIST Contract #: PP-NS-540	MASIMO AMERICAS PULSE OXIMETRY DEVICES Contract Effective: April 1, 2009

MASIMO Product Description	Part Number	LIST PRICE	UOM	QTY	TIER 1 Access Tier	TIER 2 [. . . *** . . .]	TIER 3 [. . . *** . . .]	TIER 4 [. . . *** . . .]
RadLink Pager Belt Clip	13179	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
RadLink serial cable - RadLink to Radical, 12”	12994	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
RadLink serial cable - RadLink to Radical, 18”	30859	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Operator’s Manual, RadNet	30991	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
PPO+ LNOP Cable, 4’ (use only with Masimo sensors)	13824	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
PPO+ LNOP-DCI Adult Reusable Sensor	13822	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
PPO+ LNOP-DCIP Pediatric Reusable Sensor	13823	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
PPO+ Replacement Batteries, 2/box	13730	[. . . *** . . .]	Each	2	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
RadNel Compatible Radical Docking Station, RDS-1	2146	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
RadNet Compatible Radical Docking Station, RDS-3	2147	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
RadNet Interface Module, Wired	1979	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
RadNet Interface Module, Wireless (Old PN#1979)	2113	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Terminal Server Kit (for wired system), 15 port	13670	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Terminal Server Kit (for wired system), 31 port	13671	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Masimo Tester - for Oximeter SPO02 & PR Testing	1593	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Masimo Tester with cable	1795	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Replacement Battery, Radical Handheld	1315	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Radical Pole Clamp	1317	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Radical Handheld Lock	1395	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Radical Power Cord Lock, 5/pack	1584	[. . . *** . . .]	Pack	5	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Rad-9 Power Cord Lock, 5/pack	1904	[. . . *** . . .]	Pack	5	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Radical User Manual - English, Masimo	11601	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Eagle Bracket (Radical)	30502	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Right Angle Bracket (Radical)	30503	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Box Bracket (Radical)	30512	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
V-Block (Radical and Rad-8 in conjunction w/ Baseplate or L-Bracket)	30579	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Baseplate (Radical and Rad-8)	30580	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
L Bracket (Radical)	30581	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Radical Slide Plate (Radical and Rad-8)	30583	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
J Bracket (Radical and Rad-8)	30750	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Left Angle Bracket (Radical and Rad-8)	30751	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
C-Clamp (Radical)	30801	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Merlin Yolk (Radical)	30807	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Rad-8 Mounting Bracket	2227	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Rad-8 Power Cord Lock	2228	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Wall Mount Extension Arm (Radical)	11773	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Medium Duty Roll Stand with Handle & Basket	13833	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Radical Service Manual, Masimo	12114	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Operator’s Manual, Rad-9	12262	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Operator’s Manual, Rad-5/5v	13017	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Operator’s Manual, IntelliVue - English	13116	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]

PROPRIETARY AND CONFIDENTIAL	EXHIBIT A-3	*Confidential Treatment Requested

EXHIBIT A-3 PRICE LIST Contract #: PP-NS-540	MASIMO AMERICAS PULSE OXIMETRY DEVICES Contract Effective: April 1, 2009

MASIMO Product Description	Part Number	LIST PRICE	UOM	QTY	TIER 1 Access Tier	TIER 2 [. . . *** . . .]	TIER 3 [. . . *** . . .]	TIER 4 [. . . *** . . .]
Operator’s Manual, Rad-57	13279	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Operator’s Manual, Rad-57cm	31068	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Post Rail Mount (Radical and Rad-8)	13927	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Radical Series Handheld Case	30475	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]
Radical Series Handheld Lock Key	30534	[. . . *** . . .]	Each	1	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]	[. . . *** . . .]

PROPRIETARY AND CONFIDENTIAL	EXHIBIT A-3	*Confidential Treatment Requested

EXHIBIT B

MEMBERSHIP ROSTER ACCESS INSTRUCTIONS

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

In order to access the Membership Roster, Seller must register for and receive approval to use Purchasing Partners’ Supplier Web Site. The following instructions apply:

I. Registration on Premier Web Site

Instructions:

1.	Go to http://www.premierinc.com

2.	Locate and select Register button

3.	Read and accept the Terms of use

4.	A registration screen will appear

5.	Complete all required fields on the registration screen and click the Submit button

The registration process requires Seller to designate an individual to serve as a Membership Administrator who shall administer and monitor the terms of the Agreement related to the Membership Roster (see Article 3.0 of the Agreement) and reporting of information related to purchases (see Article 9.0 of the Agreement). The name of the Membership Administrator shall be provided to Purchasing Partners as of the Effective Date and Seller shall notify Purchasing Partners as to any change in the Membership Administrator.

Immediately following step 5 above, a confirmation page should appear on-screen. All registration remains subject to approval and verification by Purchasing Partners. Purchasing Partners shall notify Seller by e-mail or otherwise, when registration has been approved.

Following a successful registration, Seller shall access the Membership Roster by completing the following steps:

II. Instructions to Accessing Membership Roster on the Premier Web Site

Instructions:

1.	Go to http://www.premierinc.com

2.	Click About Premier in the global navigation

3.	Click the Contracted suppliers link located in the body of the screen

4.	Enter your user ID and password

5.	Click the Rosters link from the menu

6.	Click and open the file named Rosters FAQ document for more details on how to use and access rosters

PROPRIETARY AND CONFIDENTIAL	EXHIBIT B

EXHIBIT B-1

DUAL MEMBERSHIP NOTICE REPORTING INSTRUCTIONS

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

Dual Membership Notice Submission

Instructions:

1.	If Masimo is able to generate a dual membership notice report during the term of the Agreement, then Masimo will identify their customers who are Participating Members and who are purchasing Products through a group purchasing organization other than Purchasing Partners.

2.	Dual Membership Notices must contain, at a minimum, the name of the Participating Member and such member’s Premier Entity Code number.

3.	Dual Membership Notices shall be submitted to rosters@premierinc.com within thirty (30) days of the end of each calendar quarter.

PROPRIETARY AND CONFIDENTIAL	EXHIBIT B-1

EXHIBIT C

AUTHORIZED DISTRIBUTORS

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

The list of Authorized Distributors will be provided by Seller and periodically updated according to the terms of the contract.

Buffalo Hospital Supply

Burrows Company

CardinalHealth BVP Distribution

McKesson

Medline Industries

MMS-Medical Supply Co.

Owens & Minor

Professional Hospital Supply

Seneca Medical

Shared Services Systems

PROPRIETARY AND CONFIDENTIAL	EXHIBIT C

EXHIBIT D

REPORTING FORMATS ACCESS INSTRUCTIONS

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

The required reporting formats as referenced in Article 9.0 are documented in Premier’s Electronic Reporting Format (PERF) guide. The PERF guide is available on Premier’s website, PremierInc.com. Please follow the instructions below for access.

1.	Go to http://www.premierinc.com

2.	Click About Premier in the global navigation

3.	Click the Non-contracted suppliers link

4.	Click Related links on the left side of the screen

5.	Click the Premier’s electronic reporting format guide in the body of the screen

6.	Read the brief article and select Premier’s Electronic Reporting Format Guide (.pdf) link

The file is viewable or printable.

To get started, please read the Testing Process on page 4. When ready to start the testing process or to get answers to questions you may have, please contact the person listed on the cover page of the PERF Guide or any of the contacts listed on page 5.

PROPRIETARY AND CONFIDENTIAL	EXHIBIT D

EXHIBIT E

PAYMENT INSTRUCTIONS

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

All wires should be set up as follows:

Beneficiary:	Premier Purchasing Partners, L.P.

Beneficiary Bank:	Wells Fargo Bank Commercial Banking Office 401 B Street, Suite 2201 San Diego, CA 92101

Beneficiary Account:	[. . . *** . . .]

Bank ABA:	121000248

Memo Line:	Include contract number(s) and period covered

Checks should be made payable to “Premier Purchasing Partners L.P.” and sent to the following address:

Premier Purchasing Partners, LP

Box 77650

Los Angeles, CA 90084-7650

Note: please include on Memo Line the contract number(s) and period covered

Mail FedEx Overnight to our lockbox location at the following address:

Wells Fargo Lockbox E2001-049

Premier Purchasing Partners LP 7650

3440 Flair Drive

El Monte, CA 91731

Note: please include on Memo Line the contract number(s) and period covered

PROPRIETARY AND CONFIDENTIAL	EXHIBIT E	*Confidential Treatment Requested

EXHIBIT F

MINORITY, WOMAN-OWNED AND SMALL BUSINESSES POLICY

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

Purchasing Partners desires to promote an environment that facilitates equal opportunity and access by qualified diversity suppliers, (i.e., small, minority, and woman-owned businesses) desiring to provide quality goods and services to Participating Members. Purchasing Partners is committed to encouraging such access through its procurement efforts. Purchasing Partners believes that implementing this policy is good business practice consistent with its mission and that of its members. Furthermore, Purchasing Partners and its affiliates recognize and are sensitive to the high level of importance that Premier members place on the development of minority, woman-owned and small businesses in their local communities.

The Sourcing Education and Enrichment Program for Diverse and Small Business Enterprises, hereinafter, referred to as “SEEDS” is rooted in Purchasing Partners’ guiding principles and business strategy. The SEEDS program will include the following attributes:

•	Educational awareness for SEEDS participants and eligible suppliers specific to doing business within the healthcare business sector.

•	Supplier responsibilities as a Purchasing Partners contracted supplier.

•	Business Development tools to facilitate a successful business relationship with the healthcare sector.

Purchasing Partners will make every effort to offer a diverse supplier portfolio that meets or exceeds its’ members’ supplier diversity policies. In the event that Purchasing Partners’ supplier diversity portfolio does not meet particular members’ needs, Purchasing Partners’ policy will be to recommend to the Group Purchasing Policy Committee (the “Committee”) that it grant compliance exemption requests from affected members to the extent necessary to enable such members to comply with applicable federal, state, local or self- imposed supplier diversity policies. Any such exemption request is subject to the Committee’s normal approval process.

Purchasing Partners’ contracted suppliers are encouraged to spend a minimum of three percent (3%) of their annual production and raw material costs with minority-owned businesses and a minimum of two percent (2%) of such costs with women-owned businesses. Seller acknowledges that, subject to Purchasing Partners’ compliance with its existing contractual obligations, Purchasing Partners may enter into group purchasing agreements with any diverse suppliers and that one of the main factors underlying Purchasing Partners’ decision to enter into such agreements could be contracted suppliers’ inability or unwillingness to comply with such supplier diversity expenditure targets. Seller shall consider working with any diversity supplier reasonably recommended by Purchasing Partners to assist Seller and Participating Members in complying with the objectives described in this policy.

Seller shall provide a bi-annual report, documenting its expenditures with respect to diverse suppliers. Reporting is to commence within six months of the Effective Date and shall comply with the reporting dates and format set forth in the Premier Business Partner’s website, located under Industry Initiatives and is labeled Supplier Diversity 2nd Tier Report. Only reported purchases from minority and women-owned businesses that are certified by a valid national, state or local certification agency shall qualify for consideration under this policy. Each reported small business entity must provide a certification certificate from the Small Business Administration.

PROPRIETARY AND CONFIDENTIAL	EXHIBIT F

EXHIBIT F

MINORITY, WOMAN-OWNED AND SMALL BUSINESSES POLICY

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

Suggested certifying agencies are:

•	National Minority Suppliers Development Council (www.nmsdcus.org)

•	Women’s Business Enterprise National Council (www.wbenc.com)

•	Small Business Administration (www.sba.gov)

Supplier Diversity Plan: Seller’s diversity plan and compliance with this policy will be discussed during Seller’s periodic business reviews with Purchasing Partners.

PROPRIETARY AND CONFIDENTIAL	EXHIBIT F

EXHIBIT G

SELLER INFORMATION SHEET

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

INSTRUCTIONS: FAX THIS COMPLETED EXHIBIT TO 704.733.4859

SECTION 1

Seller qualifies as a Small Business under the Small Business Administration criteria. If yes, complete Section 3.

Yes  ☒    No  ☐

Seller’s business is at least 51% owned/controlled/operated by a non-minority woman and such owner is a U.S. Citizen. If yes, complete Section 2.

Yes  ☐    No  ☐

SelIer’s business is at least 51 % owned/controlled/operated by one of the following and such owner is a U.S. Citizen. If checked, complete Section 2.

African American (ethnic origin in any of the Black racial groups of Africa)

Hispanic American (ethnic origin in any of the Spanish speaking areas of Mexico, Central America,

South America or the Caribbean basin.)

Asian-Pacific American (ethnic origin in Japan, China, Taiwan, Korea, Vietnam, Laos, Cambodia,

the Philippines, Samoa, Guam, the U.S. Trust Territories of the Pacific or the Northern Marinas)

Asian-Indian American (ethnic origins in India, Pakistan or Bangladesh)

Native American (a person who is American Indian, Eskimo, Aleut or Native Hawaiian and

regarded as such by the community of which the person claims to be a part)

Other:

Service-Disabled Veteran or Veteran-Owned Business Enterprise (VET) - Please refer to the Small Business Administration definition detailed below. If checked, complete Section 3.

SERVICE-DISABLED VETERAN — The terns “service-disabled veteran” means a veteran with a disability that is service connected (as defined in section 101 (16) of title 38, United States Code). (2) SMALL BUSINESS CONCERN OWNED AND CONTROLLED BY SERVICE-DISABLED VETERANS — The term “small business concern owned and controlled by service-disabled-veterans” means a small business concern: (a) not less than 51 percent of which is owned by one or more service-disabled veterans; or, in the case any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans, and (b) the management and daily business operations of which are controlled by one or more service-disabled veterans; or, in the case of a veteran with permanent and severe disability, the spouse or permanent caregiver of such a veteran. (3) SMALL BUSINESS CONCERN OWNED AND CONTROLLED BY VETERANS — The term “small business concern owned and controlled by veterans” means a small business concern: (a) not less than 51 percent of which is owned by one or more veterans or, in the case of any, publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and (b) the management and daily business operations of which are controlled by or more veterans. (4) VETERAN – The term “veteran” has the meaning defined in 38 U.S.C. 101 (2)

Special (Blind or Severe Disabilities)

X None of the above

SECTION 2

Complete this section only if you indicated that your company is woman-owned or minority-owned.

1.	Fax your company’s official local/city/state certification to 704.733.4859.

PROPRIETARY AND CONFIDENTIAL	EXHIBIT G

EXHIBIT G

SELLER INFORMATION SHEET

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

SECTION 3

Complete this section only if you indicated that your company is a small business enterprise, service-disabled veteran or veteran-owned.

1.	Complete the Online Representations and Certifications Application (ORCA) located at https://orca.bpn.gov.

a.	Initial registration page: select #2 — “1 am a U.S. Federal Government Entity, required by my trading partner to be registered in CCR.”

b.	After submitting your CCR, within 48 hours you will receive notification from the SBA that your company has been added to their database for a one-year period. Please fax a copy of this notification to 704.733.4859 in order to be recognized by Premier as a small business enterprise.

2.	Also fax your company’s DD-214 to 704.733.4859.

SECTION 4

Seller currently maintains regular, ongoing certification for the following quality designations:

ISO 9001- Model for quality assurance in design, development, production, installation and servicing

ISO 9002 - Model for quality assurance in production, installation and servicing

ISO 9003 - Model for quality assurance in final inspection and test

X ISO 13485- Medical Device Manufacturer

ISO 14001- Model for environmental management systems

Other National/International Standards or Certifications:

Please list any professional associations of which Seller is a member. (These may include, for example, National Association of Manufacturers, Food Distributors International, Medical Device Manufacturers Association, etc.)

PROPRIETARY AND CONFIDENTIAL	EXHIBIT G

EXHIBIT H

WARRANTIES, LIMITATIONS OF LIABILITY AND USE RESTRICTIONS

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

1. Warranty; Limitation of Liability. Masimo warrants that the Masimo Equipment, Sensors and other accessories provided will materially conform to the published product specifications of Masimo and be free from material defects in materials and workmanship; for Equipment, the warranty period is 1 year from the date of first use, not to exceed 14 months after shipment; for reusable Sensors, batteries and other accessories, the duration of the warranty is 6 months from the date of first use, not to exceed 8 months after shipment; and disposable sensors are warranted for single-patient use within 120 days after shipment. Provided that payments are current and Purchaser is not otherwise in breach of this Agreement, Masimo’s obligation if any Masimo Equipment, Sensors or other accessories found upon examination by Masimo, to be defective during the warranty period shall be limited to repair or replacement. This warranty is subject to the following exclusions, exceptions and limitations: a) repair and maintenance necessitated by damage, neglect, misuse or improper operation of the Equipment, Software, or device; b) modification of Equipment, Sensors and Software without the express written authorization of Masimo; c) supplies, devices or electrical work external to the Masimo Equipment or not manufactured by Masimo; d) use of sensors or other accessories other than those manufactured and distributed by Masimo; and e) use of the Equipment and Sensors for uses and/or in environments for which they are not intended. For Equipment manufactured by third-parties, Masimo will pass on to Purchaser all terms and rights provided by the manufacturer. Masimo is not responsible and will charge the Purchaser for repair, replacement, or maintenance caused by damage, neglect, misuse, improper operation, accident, fire, water, vandalism, weather, war, or any Act of God, and unauthorized Equipment attached to Masimo Equipment, or unauthorized modification of Masimo Equipment or software. Warranty does not extend to any equipment, or software not manufactured by Masimo, THE FOREGOING WARRANTY IS IN LIEU OF AND EXCLUDES ALL OTHER EXPRESS OR IMPLIED WARRANTIES, ARISING BY OPERATION OF LAW OR OTHERWISE, AND NO OTHER WARRANTIES EXIST, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE. MASIMO WILL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, EXPENSES, LOST PROFITS, OR OTHER DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE EQUIPMENT AND SOFTWARE, EVEN IF MASIMO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

2. Software License Grant. The Sensors and Equipment contain Masimo proprietary software (the “Software”), trade secrets and other proprietary information (collectively, “Intellectual Property”). Masimo grants to Purchaser a non-exclusive, non-transferable, perpetual license to use the Software and Intellectual Property in connection with its authorized use of the Equipment and Sensors. This Agreement does not constitute a sale of the Software or any Intellectual Property. The Purchaser may not reverse engineer, copy, modify, loan, rent, lease, assign, transfer, or sub-license the Software or Intellectual Property without Masimo’s prior written consent, which may be withheld at Masimo’s sole discretion; any attempt to do so will render the license null and void and use of the Software and Intellectual Property invalid.

3. Limited Use of Equipment. Possession or purchase of the Equipment does not convey any express or implied license to use the Equipment with unauthorized sensors or cables that would, alone, or in combination with the Equipment, fall within the scope of one or more of the patents relating to the Equipment. The Purchaser will not permit the Equipment to be used by anyone other than the Purchaser’s qualified and trained personnel. Except for use of the serial port to transmit data from the Masimo SET pulse oximeters to other equipment, modification or connection of other Equipment to the Masimo Equipment, including software, hardware and related instruments cannot be made without Masimo’s prior written authorization, which authorization may be withheld at Masimo’s sole discretion. The Equipment, Software, Sensors and related disposable accessories may not be used for any processes, procedures, experiments or any other use for which the Equipment is not intended for use or cleared for use by the Food and Drug Administration (FDA).

PROPRIETARY AND CONFIDENTIAL	EXHIBIT H

EXHIBIT I

SERVICE, LICENSE, AND MAINTENANCE AGREEMENTS

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

Intentionally omitted.

PROPRIETARY AND CONFIDENTIAL	EXHIBIT I

EXHIBIT J

SELLER’S RETURNS GOOD POLICY

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

Seller’s policy for returning goods and receiving credit is as follows:

•

As Member or Authorized Distributor’s (collectively, “Purchaser”) sole remedy and Seller’s sole responsibility with respect to any breach of the Product warranty, Seller shall accept Product for return, and repair or replace such Product, provided that: (i) such Product is returned to Manufacturer due to non-conformity with the warranty provided in Section 12; (ii) such Product is returned to Manufacturer within the warranty period; and (iii) Purchaser must first request and obtain from Seller a Return Material Authorization Number.

•

In the event of a general recall or a limited recall, whether directed by the Food and Drug Administration or voluntarily on the part of Seller, Purchaser will be refunded for Products subject to such recall that are returned to Seller by Distributor in the amount paid by Purchaser for such Products. All shipping costs will be paid by Seller. All returns from Members will be handled on a direct basis between Seller and such Member unless otherwise agreed by Seller and Purchasing Partners, LP. Purchaser will maintain records of Product shipments, and as necessary to comply with appropriate federal, state or local authorities notification or handling of any customer complaints or other occurrences regarding the Products which are required by law to be so reported. Purchaser will notify Manufacturer of any such situations within 24 hours of becoming aware of any such occurrence.

•	RETURNS POLICY

All returns must have a CFB number (Returned Goods Authorization number can be obtained from our Technical Service Department). All unauthorized returns are subject to a [. . . *** . . .] administrative charge and a restocking fee of up to [. . . *** . . .]. For orders made in error by Customer, the returns are subject to a [. . . *** . . .] restocking fee.

•

RECEIVING — Damaged goods should be refused by the Purchaser. Freight damage should be noted on the carrier delivery papers and signed by the carrier driver and Seller Customer Service Department notified in accordance with the procedure outlined below:

Any damage to product incurred during shipment from Seller to the Purchaser should be refused.

•	Concealed shortages or damages within overpackers should be reported to Customer Service within 72 hours of delivery or credit will not be allowed.

•	Concealed shortages or damages within palletized shipments should be reported within 48 hours of delivery or credit will not be allowed.

•	Concealed shortages (manufacturer’s) within full cases should be reported to Customer Service immediately when encountered.

Any shipment discrepancy is to be noted on the carrier’s delivery papers. Purchaser is required to notify Customer Service within 48 hours of delivery in order for a credit and a replacement order to be processed.

PROPRIETARY AND CONFIDENTIAL	EXHIBIT J	*Confidential Treatment Requested

EXHIBIT K

ORDERING INSTRUCTIONS

SELLER:	Masimo Americas, Inc.
CONTRACT NUMBER:	PP-NS-540
PRODUCT CATEGORY:	Pulse Oximetry Devices

Ordering Instructions:

To place orders, Contact Masimo Customer Service Department at 800.326.4890, Option#1 or 949.297.7000. Orders may also be placed via fax at 949.297.7499 or via email at cs@masimo.com

Masimo Customer Service Department is available, Monday thru Friday from 6:00AM PST - 5:00PM PST. Orders received after 5:00PM PST will be processed the following business day.

Upon ordering please have your Masimo account number readily available. To ensure accuracy of terms & conditions, please mention your GPO affiliation and/or Contract Reference number, if any. Be prepared to provide a copy of the LOC for Masimo records.

PROPRIETARY AND CONFIDENTIAL	EXHIBIT K
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